As filed with the Securities and Exchange Commission on August 20, 2010

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS

Three Canal Plaza, Suite 600

Portland, Maine 04101

Stacey E. Hong, Principal Executive Officer

Three Canal Plaza, Suite 600

Portland, Maine 04101

207-347-2000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2010 – June 30, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

ADAMS HARKNESS

SMALL CAP GROWTH FUND

SEMI-ANNUAL REPORT

JUNE 30, 2010

(UNAUDITED)

ADAMS HARKNESS SMALL CAP GROWTH FUND

SHAREHOLDER LETTER

JUNE 30, 2010

Dear Shareholder,

The first half of 2010 was on the surface a tale of two markets. The first quarter of 2010 was a very strong one, and the Adams Harkness Small Cap Growth Fund (the “Fund”) outperformed its benchmark, the Russell 2000 Growth Index. Our overweight positioning in the technology and consumer discretionary sectors helped our performance during the quarter. We previously indicated that these two sectors would likely respond the most favorably as the economy started to improve because they had the potential to show strong earnings growth, and the results bore this thesis out. The technology sector in particular had very strong earnings results during the fourth quarter earnings season. Also, it became apparent that demand for networking and telecommunication equipment was very strong, driven by both corporate demand and consumer demand as a result of new consumer products such as the iPhone and iPad. The consumer discretionary space also had a strong quarter and contributed meaningfully to our outperformance. In addition, solid stock selection by the Adviser contributed to the Fund’s performance in the first quarter.

The second quarter of 2010 saw a significant and quick shift in investor sentiment. April started off strong, but soon gave way to a myriad of worries that are still plaguing the market today. In late April, the market started to sell off over concerns that Greece, Portugal and Spain and their fiscal problems were going to lead Europe into an economic spiral. Next, China’s orchestrated economic slowdown caught investors attention, and then came BP’s oil spill which left investors wondering how badly the Gulf Coast was going to be economically impacted. By June, there was a question whether the global economic recovery currently underway was going to give way to an economic “double-dip”. Although the Fund’s nominal return in the second quarter was negative, your portfolio outperformed the Russell 2000 Growth Index in the quarter, due to strong stockpicking.

For the year-to-date, your portfolio has outperformed in both a strong market, which we saw the first four months of this year, and the more challenging market that appeared the last two months. As you know, we were strongly pro-cyclical in the early part of the year in our sector positioning; as macro concerns grew, we pared back some of our aggressive positions in the technology, consumer and energy spaces, and concentrated on a more domestic focus which helped performance as the market retreated. However, stock selection clearly has had the most impact during the first six months of the year.

We believe that the market is becoming a classic “market of stocks”, where active management can add value. Some of that is attributable to the macroeconomic environment; an environment in which there is slow but steady GDP growth, low inflation, and low interest rates. This is ideal for a stockpicker, as the rates at which individual companies can grow may vary widely based on their individual strategies, and higher earnings growth has the potential to receive a premium price/earnings ratio (multiple). Currently, most economists forecast GDP of around 2.0% for the rest of the 2010 year, inflation to remain very muted, and interest rates to remain at the current low levels. If that forecast holds true, the market backdrop could remain favorable for active management.

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ADAMS HARKNESS SMALL CAP GROWTH FUND

SHAREHOLDER LETTER

JUNE 30, 2010

Our investment strategy is to focus on companies that have the strongest earnings prospects, driven in part by secular trends (which we call themes) and in part by internal events such as strong new product cycles. We believe these types of companies should be able to drive earnings growth despite economic headwinds or mounting concerns over the direction of policy, particularly when these concerns are more global than domestic in nature.

The market is currently greatly preoccupied with the possibility of a double dip. We are not in that camp. It is our belief that it is untenable, both for the political bodies and the Federal Reserve, that the U.S. may enter another recession and we believe they will do everything possible to avoid it. While the politicians do not at this point seem to have the will to do anything, the Federal Reserve could easily begin quantitative easing again if necessary and we believe they will do so if it comes to that.

While we believe a double dip will be avoided, this will likely be a very slow recovery. The repair to the banking system continues but is only about halfway completed. Additionally, some of the current administration’s policies have created uncertainty regarding future costs, which we believe is slowing some of the growth in job creation in the private sector. Lastly, Europe at this point appears likely to experience a double dip, and if that happens then global GDP growth will indeed be fairly slow, although viably positive. GDP growth in the U.S., although positive, will not be strong enough, we believe, to bring the unemployment rate down sharply. Thus, we see the current economic environment continuing. This implies that earnings growth might be a bit harder to come by in the coming quarters; it also implies that those companies that can grow earnings will receive premium valuations. Thus, we continue to see a stockpicker’s market. We see many companies among the smaller growth company universe that have strong prospects for growth despite “slow” GDP growth. Due to particular internal events such as strong product cycles, acquisitions, new managements, etc. we believe that we can continue to find stocks that have the potential to outperform the broader general market.

The most significant risks we see to the Fund’s portfolio in 2010 are an economic growth backslide for a quarter or the economy slipping back into recession. If our view is accurate, then we believe it will be a stockpicker’s market, which should benefit your Fund.

Sincerely,

Mary Lisanti, CFA

President & Portfolio Manager

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ADAMS HARKNESS SMALL CAP GROWTH FUND

SHAREHOLDER LETTER

JUNE 30, 2010

An investment in the Fund is subject to risk, including the possible loss of principal amount invested. Investments in small-sized companies pose greater risks than those typically associated with larger, more established companies such as increased volatility of earnings and prospects, higher failure rates, and limited markets, product lines or financial resources.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. One cannot invest directly in an index. Price-to-book ratio is used to compare a stock’s market value to its book value. Book value is the total asset of a company minus total liability. Price to earnings ratio is the valuation of a company’s current share price compared to its per-share earnings.

The views in this report were those of the Fund manager as of June 30, 2010, and may not necessarily reflect her views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

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ADAMS HARKNESS SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2010

Shares	Security Description	Value

Common Stock - 97.1%
Biotechnology - 2.1%
2,625	Ardea Biosciences, Inc.(a)	$53,970
6,620	Pharmasset, Inc.(a)	180,991

		234,961

Business Services - 3.1%
2,135	DG FastChannel, Inc.(a)	69,558
5,353	Diamond Management & Technology Consultants, Inc.	55,189
18,965	Innerworkings, Inc.(a)	129,531
2,095	The Advisory Board Co.(a)	90,001

		344,279

Chemicals - 2.6%
12,895	Polypore International, Inc.(a)	293,232

Communications Equipment - 6.8%
8,015	Acme Packet, Inc.(a)	215,443
14,455	Aruba Networks, Inc.(a)	205,839
4,345	Ciena Corp.(a)	55,095
9,530	Ixia(a)	81,863
7,660	Riverbed Technology, Inc.(a)	211,569

		769,809

Consumer Discretionary - 14.5%
3,035	BJ's Restaurants, Inc.(a)	71,626
1,060	Chipotle Mexican Grill, Inc.(a)	145,019
17,005	CROCS, Inc.(a)	179,913
2,525	Grand Canyon Education, Inc.(a)	59,161
5,595	Life Time Fitness, Inc.(a)	177,865
5,315	Lululemon Athletica, Inc.(a)	197,824
4,130	Lumber Liquidators Holdings, Inc.(a)	96,353
3,470	OpenTable, Inc.(a)	143,901
9,320	Shuffle Master, Inc.(a)	74,653
4,874	Shutterfly, Inc.(a)	116,781
5,515	Tempur-Pedic International, Inc.(a)	169,586
2,005	The Cheesecake Factory, Inc.(a)	44,631
2,830	Trex Co., Inc.(a)	56,855
3,085	Under Armour, Inc., Class A(a)	102,206

		1,636,374

Consumer Retail - 8.2%
3,235	AnnTaylor Stores Corp.(a)	52,633
1,775	G-III Apparel Group, Ltd.(a)	40,630
2,640	hhgregg, Inc.(a)	61,565
1,805	Hibbett Sports, Inc.(a)	43,248
9,155	Pier 1 Imports, Inc.(a)	58,684
2,125	Pool Corp.	46,580
1,850	Rue21, Inc.(a)	56,129
14,295	Saks, Inc.(a)	108,499
1,795	Skechers U.S.A., Inc., Class A(a)	65,553
5,360	Talbots, Inc.(a)	55,262
2,425	The Children's Place Retail Stores, Inc.(a)	106,748
935	Tractor Supply Co.	57,007

Shares	Security Description	Value

Consumer Retail (Continued)
2,350	Ulta Salon Cosmetics & Fragrance, Inc.(a)	$55,601
4,235	Vitamin Shoppe, Inc.(a)	108,628

		916,767

Consumer Services - 1.4%
3,585	American Public Education, Inc.(a)	156,664

Consumer Staples - 1.0%
2,550	TreeHouse Foods, Inc.(a)	116,433

Energy - 5.6%
8,425	Brigham Exploration Co.(a)	129,577
2,840	Lufkin Industries, Inc.	110,732
2,180	Oasis Petroleum, Inc.(a)	31,610
8,935	Rosetta Resources, Inc.(a)	177,002
11,005	Superior Well Services, Inc.(a)	184,004

		632,925

Financials - 2.9%
3,590	East West Bancorp, Inc.	54,748
4,060	Primeamerica, Inc.(a)	87,046
3,750	Signature Bank (a)	142,538
1,260	Wintrust Financial Corp.	42,008

		326,340

Health-Care - 7.3%
5,560	American Medical Systems Holdings, Inc.(a)	122,987
11,410	DexCom, Inc.(a)	131,900
5,880	Thoratec Corp.(a)	251,252
8,195	Volcano Corp.(a)	178,815
4,920	Zoll Medical Corp.(a)	133,332

		818,286

Health-Care Services - 11.4%
2,595	Bio-Reference Labs, Inc.(a)	57,531
11,180	Health Management Associates, Inc., Class A(a)	86,869
3,040	HMS Holdings Corp.(a)	164,829
7,950	Insulet Corp.(a)	119,647
6,116	Micrus Endovascular Corp.(a)	127,152
7,105	Nektar Therapeutics(a)	85,970
10,310	NxStage Medical, Inc.(a)	153,000
5,470	Salix Pharmaceuticals, Ltd.(a)	213,494
3,715	SXC Health Solutions Corp.(a)	272,124

		1,280,616

Industrials - 5.8%
2,835	Atlas Air Worldwide Holdings, Inc.(a)	134,663
4,840	Commercial Vehicle Group, Inc.(a)	49,416
2,065	Gardner Denver, Inc.	92,078
8,800	GrafTech International, Ltd.(a)	128,656
4,426	Ladish Co., Inc.(a)	100,559
2,250	Portfolio Recovery Associates, Inc.(a)	150,255

		655,627

See Notes to Financial Statements. 4

ADAMS HARKNESS SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2010

Shares	Security Description	Value

Materials - 0.4%
2,130	Brush Engineered Materials, Inc.(a)	$42,557

Semiconductors and Semiconductor Equipment - 10.6%
4,980	Applied Micro Circuits Corp.(a)	52,190
16,550	Atmel Corp.(a)	79,440
7,540	Cavium Networks, Inc.(a)	197,473
10,355	Cirrus Logic, Inc.(a)	163,713
6,005	Mellanox Technologies, Ltd.(a)	131,509
10,305	Mindspeed Technologies, Inc.(a)	77,184
4,010	Netlogic Microsystems, Inc.(a)	109,072
6,235	Rubicon Technology, Inc.(a)	185,741
2,500	Veeco Instruments, Inc.(a)	85,700
4,995	Volterra Semiconductor Corp.(a)	115,185

		1,197,207

Software - 3.9%
7,370	Ariba, Inc.(a)	117,404
7,195	BroadSoft, Inc.(a)	61,517
2,195	LogMein, Inc.(a)	57,575
2,345	TIBCO Software, Inc.(a)	28,281
4,125	Ultimate Software Group, Inc.(a)	135,547
2,260	Websense, Inc.(a)	42,714

		443,038

Technology - 7.5%
2,680	comScore, Inc.(a)	44,140
10,855	Finisar Corp.(a)	161,740
6,280	Motricity, Inc.(a)	55,264
11,640	Netezza Corp.(a)	159,235
2,055	Netscout Systems, Inc.(a)	29,222
4,240	Power-One, Inc.(a)	28,620
17,680	Sapient Corp.(a)	179,275
9,595	Synchronoss Technologies, Inc.(a)	182,017

		839,513

Transportation - 2.0%
1,810	Alaska Air Group, Inc.(a)	81,360
3,415	HUB Group, Inc., Class A(a)	102,484
8,490	JetBlue Airways Corp.(a)	46,610

		230,454

Total Common Stock (Cost $10,556,082)		10,935,082

Total Investments - 97.1%
	(Cost $10,556,082)*	$10,935,082
Other Assets and Liabilities, Net - 2.9%		320,467

Total Net Assets - 100.0%		$11,255,549

(a)	Non-income producing security.

*	Cost of investments for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation on investments consists of:

Gross Unrealized Appreciation	$1,003,414
Gross Unrealized Depreciation	(624,414)

Net Unrealized Appreciation	$379,000

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2010.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, refer to Note 2 — Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$10,935,082
Level 2 — Other Significant Observable Inputs	–
Level 3 — Significant Unobservable Inputs	–

Total Investments	$10,935,082

The Level 1 inputs displayed in this table are Common Stock.

Refer to the Schedule of Investments for a further breakout of each security by type.

PORTFOLIO HOLDINGS
% of Total Investments
Biotechnology	2.1%
Business Services	3.1%
Chemicals	3.0%
Communications Equipment	7.0%
Consumer Discretionary	15.0%
Consumer Retail	8.4%
Consumer Services	1.4%
Consumer Staples	1.0%
Energy	5.8%
Financials	3.0%
Health-Care	7.4%
Health-Care Services	11.7%
Industrials	6.0%
Materials	0.4%
Semiconductors and Semiconductor Equipment	10.9%
Software	4.0%
Technology	7.7%
Transportation	2.1%

100.0%

See Notes to Financial Statements. 5

ADAMS HARKNESS SMALL CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2010

ASSETS
Total investments, at value (Cost $10,556,082)	$10,935,082
Cash	493,259
Receivables:
Investment securities sold	207,495
Fund shares sold	1,104
Dividends and interest	49
Trustees’ fees and expenses	21
Prepaid Expenses	9,850

Total Assets	11,646,860

LIABILITIES
Payables:
Investment securities purchased	341,224
Fund shares redeemed	2,066
Accrued Liabilities:
Investment adviser fees	9,865
Compliance services fees	2,243
Fund service fees	17,471
Other expenses	18,442

Total Liabilities	391,311

NET ASSETS	$11,255,549

COMPONENTS OF NET ASSETS
Paid-in capital	$16,190,475
Distributions in excess of net investment income	(170,552)
Accumulated net realized loss	(5,143,374)
Net unrealized appreciation	379,000

NET ASSETS	$11,255,549

NET ASSET VALUE, OFFERING PRICE PER SHARE
Based on net assets of $11,255,549 and 1,207,587 shares outstanding at $0.000 par value (unlimited shares authorized)	$9.32

See Notes to Financial Statements.

6

ADAMS HARKNESS SMALL CAP GROWTH FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2010

INVESTMENT INCOME
Dividend income	$6,031
Interest income	277

Total Investment Income	6,308

EXPENSES
Investment adviser fees	62,402
Fund service fees	74,530
Shareholder services fees	15,600
Custodian fees	2,400
Professional fees	24,511
Trustees’ fees and expenses	185
Compliance services fees	14,282
Registration fees	8,699
Miscellaneous expenses	14,259

Total Expenses	216,868
Fees waived	(40,008)

Net Expenses	176,860

NET INVESTMENT LOSS	(170,552)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	1,880,985
Net change in unrealized appreciation (depreciation) on investments	(1,658,167)

NET REALIZED AND UNREALIZED GAIN	222,818

INCREASE IN NET ASSETS FROM OPERATIONS	$52,266

See Notes to Financial Statements.

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ADAMS HARKNESS SMALL CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2010	Year Ended December 31, 2009
OPERATIONS
Net investment loss	$(170,552)	$(353,995)
Net realized gain	1,880,985	1,230,533
Net change in unrealized appreciation (depreciation)	(1,658,167)	1,170,832

Increase in Net Assets from Operations	52,266	2,047,370

CAPITAL SHARE TRANSACTIONS
Sale of shares	545,655	1,667,229
Redemption of shares	(1,745,939)	(5,288,742)
Redemption fees	19	40

Decrease in Net Assets from Capital Share Transactions	(1,200,265)	(3,621,473)

Decrease in Net Assets	(1,147,999)	(1,574,103)

NET ASSETS
Beginning of period	12,403,548	13,977,651

End of period (a)	$11,255,549	$12,403,548

SHARE TRANSACTIONS
Sale of shares	55,346	223,978
Redemption of shares	(175,237)	(714,991)

Decrease in Shares	(119,891)	(491,013)

(a)	Amount includes distributions in excess of net investment income of ($170,552) and $0, respectively.

See Notes to Financial Statements.

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ADAMS HARKNESS SMALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding of the Fund throughout each period.

	Six Months Ended June 30, 2010		Years Ended December 31,
			2009	2008	2007	2006	2005
NET ASSET VALUE, Beginning of Period	$9.34		$7.69	$14.38	$12.36	$12.03	$10.65

INVESTMENT OPERATIONS
Net investment loss (a)	(0.13)		(0.23)	(0.19)	(0.23)	(0.18)	(0.16)
Net realized and unrealized gain (loss)	0.11		1.88	(6.23)	2.77	0.51 (b)	1.67

Total from Investment Operations	(0.02)		1.65	(6.42)	2.54	0.33	1.51

Redemption Fees (a)	–	(c)	– (c)	– (c)	– (c)	– (c)	– (c)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	–		–	(0.27)	(0.52)	–	(0.13)

NET ASSET VALUE, End of Period	$9.32		$9.34	$7.69	$14.38	$12.36	$12.03

TOTAL RETURN	(0.21	)%(d)	21.46%	(44.63)%	20.54%	2.74%	14.18%

RATIO/SUPPLEMENTARY DATA:
Net Assets at End of Period (000's omitted)	$11,256		$12,404	$13,978	$28,505	$27,212	$9,381
Ratios to Average Net Assets:
Net expenses	2.83	% (e)	3.08%	1.90%	1.82%	1.65%	1.65%
Gross expenses (f)	3.48	% (e)	4.01%	2.78%	2.36%	2.65%	5.17%
Net investment loss	(2.73	)%(e)	(2.97)%	(1.68)%	(1.70)%	(1.41)%	(1.44)%

PORTFOLIO TURNOVER RATE	163	% (d)	381%	521%	380%	497%	307%

(a)	Calculated based on average shares outstanding during the period.
(b)	Per share amount does not reflect the actual net realized and unrealized gain/loss for the period because of the timing of sales of the fund shares and the amount of per share realized and unrealized gains and losses at such time.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers.

See Notes to Financial Statements.

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ADAMS HARKNESS SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2010

Note 1.  Organization

The Adams Harkness Small Cap Growth Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. As of June 30, 2010, the Trust had twenty-two investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. The Fund commenced operations on February 27, 2004. The Fund seeks maximum capital appreciation.

Note 2.  Summary of Significant Accounting Policies

These financial statements are prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and asked prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

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ADAMS HARKNESS SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2010

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of June 30, 2010, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium and discount is amortized and accreted in accordance with GAAP. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least quarterly. Distributions to shareholders of net capital gains, if any, are declared and paid annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

As of June 30, 2010, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s federal tax returns filed in the three-year period ended December 31, 2009, remain subject to examination by the Internal Revenue Service.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

11

ADAMS HARKNESS SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2010

Redemption Fees – A shareholder who redeems or exchanges shares within 30 days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

Note 3.  Advisory Fees, Servicing Fees and Other Transactions

Investment Adviser – AH Lisanti Capital Growth, LLC (the “Adviser”), is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund’s average daily net assets.

Shareholder Service Plan – The Trust has adopted a shareholder service plan for the Fund under which the Fund may reimburse the Fund’s administrator for amounts paid by the administrator for providing shareholder service activities that are not otherwise provided by the Transfer Agent. The Fund’s administrator may make such payments to various financial institutions, including the Adviser, that provide shareholder servicing to their customers invested in the Fund in amounts of up to 0.25% annually of the average daily net assets of the shares held by such customers.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor receives no compensation from the Fund for its distribution services. The Distributor is not affiliated with the Adviser or with Atlantic Fund Administration, LLC (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, and transfer agency services to the Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $40,000 for service to the Trust ($60,000 for the Chairman). In addition, the Chairman receives a monthly stipend of $500 to cover certain expenses incurred in connection with his duties to the Trust. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

12

ADAMS HARKNESS SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2010

Note 4.  Fees Waived

During the period, certain Fund service providers have voluntarily agreed to waive a portion of their fees. These voluntary waivers may be reduced or eliminated at any time. Effective July 1, 2010, the Fund’s Adviser has voluntarily agreed to waive a portion of its fees and/or reimburse expenses so to cap the expense ratio at 1.80% through December 31, 2010. For the six months ended June 30, 2010, fees waived were as follows:

Fund Service Fees Waived	Other Waivers	Total Fees Waived
$38,472	$1,536	$40,008

Note 5.  Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments for the six months ended June 30, 2010, were $19,984,316 and $21,579,673, respectively.

Note 6.  Federal Income Tax and Investment Transactions

As of December 31, 2009, accumulated losses on a tax basis were as follows:

Unrealized Appreciation (Depreciation)	$1,958,791
Capital and Other Losses	(6,945,983)

Total	$(4,987,192)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

For tax purposes, the prior year post-October loss was $29,165 (realized during the period November 1, 2009, through December 31, 2009). This loss was recognized for tax purposes on the first business day of the Fund’s fiscal year, January 1, 2010.

As of December 31, 2009, the Fund had capital loss carryforwards to offset future capital gains of $4,100,613 and $2,816,205, expiring in 2016 and 2017, respectively.

Note 7.  Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 clarifies existing disclosure and requires additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross

13

ADAMS HARKNESS SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2010

basis, rather than as a net number as currently required. Management is currently evaluating the impact ASU No. 2010-06 will have on financial statement disclosures.

Note 8.  Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact and the Fund has had no such events.

14

ADAMS HARKNESS SMALL CAP GROWTH FUND

ADDITIONAL INFORMATION

JUNE 30, 2010

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 441-7031, on the Fund's website at www.ahsmallcap.com and on the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 441-7031, on the Fund's website at www.ahsmallcap.com and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2010, through June 30, 2010.

Actual Expenses – The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

15

ADAMS HARKNESS SMALL CAP GROWTH FUND

ADDITIONAL INFORMATION

JUNE 30, 2010

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees and exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000.00	$997.86	$14.02	2.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,010.76	$14.11	2.83%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal year divided by 365 to reflect the half-year period.

16

ADAMS HARKNESS SMALL CAP GROWTH FUND

P.O. BOX 588

PORTLAND, ME 04112

(800) 441-7031

WWW.AHSMALLCAP.COM

INVESTMENT ADVISER

AH LISANTI CAPITAL GROWTH, LLC

608 FIFTH AVENUE

SUITE 301

NEW YORK, NY 10020

DISTRIBUTOR

FORESIDE FUND SERVICES, LLC

THREE CANAL PLAZA

SUITE 100

PORTLAND, ME 04101

WWW.FORESIDE.COM

THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS, WHICH INCLUDES INFORMATION REGARDING THE FUND’S RISKS, OBJECTIVES, FEES AND EXPENSES, EXPERIENCE OF ITS MANAGEMENT AND OTHER INFORMATION.

228 - SAR - 0610

Semi-Annual Report

June 30, 2010 (Unaudited)

The views expressed in this report are those of the investment advisor of The BeeHive Fund (the “Fund”) as of June 30, 2010, and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. The Fund is subject to various forms of risk including the possible loss of principal. Investing in foreign securities entails risks not associated with domestic equities including economic and political instability and currency fluctuations. Investing in fixed income securities includes the risk that rising interest rates will cause a decline in values. Focused investments in particular industries or market sectors can entail increased volatility and greater market risk than is the case with more broadly diversified investments. Investments in securities of small and mid-capitalization companies involve the possibility of greater volatility than investments in larger capitalization companies. Investments in American Depository Receipts involve many of the same risks as investing in foreign securities.

THE BEEHIVE FUND

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2010

“You know the good ole days weren’t always good, and tomorrow ain’t as bad as it seems.”

—Billy Joel, Keeping the Faith

Dear Shareholder,

This spring marked a return of volatility, rapidly deflating first quarter optimism and replacing it with fear. Although the major stock averages still largely retain their 2009 recovery gains, they gave back all of this year’s gains plus a little more. U.S. government bonds, on the other hand, rallied to historically low yields as investors sought safety. Other sovereign debt, municipal bonds, and corporate debt were more volatile depending on perceived credit risk; it’s important to note, though, that credit gained ground, signaling the absence of the distressed capital market that characterized the 2008 panic.

The last quarter’s headlines gave cyclical bulls ample opportunity to rethink their positions and turn cautious. Beginning with a commerce-stopping volcano in Iceland, followed by a Euro zone debt crisis, and a crude-spewing pipe in the Gulf of Mexico, the challenges came hard and fast.

Of more relevance to The BeeHive Fund, recent measurements indicate that the pace of the economic recovery has slowed. We feel that the potential of a return to panic like that experienced in late 2008 remains remote, but the risk to the recovery has certainly increased. Market reaction amplifies this risk, as investors remain sensitive to any sign of danger.

That being said, disappointments seem priced into the stocks that we hold today. We know the following: despite the focus on sovereign deficits and debt balances, corporations in which we hold securities are running surpluses (spending less than their income) and are either reducing balance sheet debt or building net cash positions; the earnings yields of securities we hold is compelling relative to Treasury yields; and the companies in which we own equity are diversified across multiple geographies and multiple currencies. We do not see any credit stress in our portfolio, and believe we will have confirming earnings evidence over the next few weeks.

Our Portfolio

Over the last 12 months, equities with significant cyclical operating leverage have generally outperformed the averages. At the same time, businesses with exposure to secular growth and liquid balance sheets have lagged. During the second quarter we became concerned about expectations for growth embedded in the valuations of the industrial stocks in our portfolio. At the same time, we saw attractive opportunities to make or add to investments in dynamic, defensible businesses that are highly cash generative, relatively insulated from cyclical factors, and possess attractive opportunities for growth.

We took advantage of the market’s capriciousness to initiate new positions in Kinder Morgan Energy Partners, Check Point Software Technologies and Life Technologies and added to investments in Oracle, Google and Baxter. These companies, with the exception of Kinder Morgan, possess attractive growth opportunities and generate significant free cash flow, but trade at valuations that assume only modest future expansion. In addition to the sale of cyclical holdings Honeywell and Cooper Industries (partial sale), we also sold our positions in Hasbro Inc., Quest Diagnostics, FPL Group, and XTO Energy (acquired by Exxon Mobil) to make investments that we believe to have more favorable return asymmetry over our investment time horizon.

Concluding Thoughts

The next few years will be fertile ground for the battle between Keynesian (stimulus) and Austrian (austerity) economics. Our goal is not to weigh in on the debate, but to identify threats to the future profitability of the companies whose equity we hold. The difficulty, of course, is that both paths have merit and both lead to potential risks. Austerity in the face of a fragile economy, high unemployment, and low confidence may create a slowdown severe enough to dislocate fundamental building blocks of our economy and lead to economic decline. Conversely, continuing on the path of spending more than our gross income as a society is clearly unsustainable and likewise will lead to economic disruptions.

The Keynesian/Austrian dilemma seems to present us with a fatalistic choice between a rock and a hard place, but the ultimate path will likely be more nuanced. It is too simplistic to say our central bank is “just printing money” when the commercial banks do not allow this money to be multiplied by increasing credit. It is too simplistic to say that government should just “stimulate” the economy when government spending is often inefficiently applied and increases our national debt. It is also disingenuous to say we need to reduce our deficit when the majority of our electorate does not want to cut defense spending, Social Security benefits,

1

THE BEEHIVE FUND

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2010

Medicare benefits—or raise taxes. And it is likely a mistake to project current negative trends indefinitely, just as it was an error ten years ago to project positive growth in perpetuity.

We are not often inclined to quote Billy Joel, but we believe he spoke some truth when he sang, “you know the good ole days weren’t always good, and tomorrow ain’t as bad as it seems.” These last three years have laid bare many faults of the industrialized world, but we have also corrected many of the conditions that led to the debt crisis and panic. Aftershocks are a natural part of this healing process and we will continue to feel them for some time to come. While cash is an alternative in portfolio allocation, we believe owning equity in firms that engage in global commerce will reap rewards in any of the potential future paths of the global economy. A disciplined approach to investing in dynamic companies with defensible businesses and a diversified spread of risk amongst currencies and customers is the best defense against deflation, inflation, austerity, monetization or any other unforeseeable course of events.

When managing wealth, we believe that you should come to work each morning with the willingness and openness to change your mind—but change it only after careful thought and consideration. Over these last three years we have adjusted our tactical thinking to a rapidly changing environment while remaining true to the strategy of disciplined investing and capital preservation. We continue to examine the financial returns earned by our holdings and assess their risk in the overall economic climate. The headlines have vacillated between hope and gloom (and even doom) this year, but we remain focused on the ultimate performance of the portfolio components and continue to “keep the faith” that discipline and the potential for positive results will trump short-term fears.

Sincerely,

William G. Spears	Robert M. Raich

2

THE BEEHIVE FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2010

Shares	Security Description	Value
Common Stock—96.2%
Basic Materials—2.2%
21,160	FMC Corp.	$1,215,219

Consumer Discretionary—10.7%
144,350	Comcast Corp., Class A	2,507,360
53,690	The Walt Disney Co.	1,691,235
58,225	Time Warner, Inc.	1,683,285

		5,881,880

Consumer Staples—12.3%
79,100	CVS Caremark Corp.	2,319,212
48,415	Nestle SA, ADR	2,335,540
79,690	Unilever PLC, ADR	2,130,114

		6,784,866

Energy—12.1%
25,450	Apache Corp.	2,142,636
34,320	Devon Energy Corp.	2,090,774
42,720	Kinder Morgan Management, LLC (a)	2,417,525

		6,650,935

Financials—16.3%
58,650	ACE, Ltd.	3,019,302
60,765	AON Corp.	2,255,597
72,770	Axis Capital Holdings, Ltd.	2,162,724
45,705	State Street Corp.	1,545,743

		8,983,366

Health Care Equipment and Services—12.5%
70,120	Baxter International, Inc.	2,849,677
128,315	Hologic, Inc. (a)	1,787,428
62,980	St. Jude Medical, Inc. (a)	2,272,948

		6,910,053

Industrials—1.9%
24,380	Cooper Industries, PLC	1,072,720

Information Technology—1.7%
61,785	The Western Union Co.	921,214

Pharmaceuticals, Biotechnology and Life Sciences—10.6%
33,155	Johnson & Johnson	1,958,134
34,920	Life Technologies Corp. (a)	1,649,970
45,560	Thermo Fisher Scientific, Inc. (a)	2,234,718

		5,842,822

Technology—15.9%
75,475	Check Point Software Technologies, Ltd. (a)	2,225,003
4,801	Google, Inc., Class A (a)	2,136,205
97,140	Microsoft Corp.	2,235,191
100,320	Oracle Corp.	2,152,867

		8,749,266

Total Common Stock (Cost $53,245,666)		53,012,341

Shares	Security Description	Value
Short-Term Investments—2.7%
Money Market Fund—2.7%
1,489,691	Fidelity Institutional Cash Money Market Fund, 0.26% (b) (Cost $1,489,691)	$1,489,691

Total Investments—98.9% (Cost $54,735,357)*		$54,502,032
Other Assets & Liabilities, Net —1.1%		587,403

NET ASSETS—100.0%		$55,089,435

ADR	American Depository Receipt
PLC	Public Limited Company

(a)	Non-income producing security.

(b)	Represents 7-day effective yield as of June 30, 2010.

*	Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized depreciation consists of:

Gross Unrealized Appreciation	$2,457,837
Gross Unrealized Depreciation	(2,691,162)

Net Unrealized Depreciation	$(233,325)

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2010.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, refer to Note 2—Security Valuation section in the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Common Stock
Basic Materials	$1,215,219	$—	$—	$1,215,219
Consumer Discretionary	5,881,880	—	—	5,881,880
Consumer Staples	6,784,866	—	—	6,784,866
Energy	6,650,935	—	—	6,650,935
Financials	8,983,366	—	—	8,983,366
Health Care Equipment and Services	6,910,053	—	—	6,910,053
Industrials	1,072,720	—	—	1,072,720
Information Technology	921,214	—	—	921,214
Pharmaceuticals, Biotechnology and Life Sciences	5,842,822	—	—	5,842,822
Technology	8,749,266	—	—	8,749,266
Money Market Fund	—	1,489,691	—	1,489,691

TOTAL	$53,012,341	$1,489,691	$—	$54,502,032

PORTFOLIO HOLDINGS
% of Total Investments
Basic Materials	2.2%
Consumer Discretionary	10.8%
Consumer Staples	12.4%
Energy	12.2%
Financials	16.5%
Health Care Equipment and Services	12.7%
Industrials	2.0%
Information Technology	1.7%
Pharmaceuticals, Biotechnology and Life Sciences	10.7%
Technology	16.1%
Money Market Fund	2.7%

100.0%

See Notes to Financial Statements.	3

THE BEEHIVE FUND

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2010

ASSETS
Total investments, at value (Cost $54,735,357)	$54,502,032
Receivables:
Investment securities sold	956,085
Dividends and interest	52,147
Prepaid Expenses	4,009

Total Assets	55,514,273

LIABILITIES
Payables:
Investment securities purchased	379,006
Accrued Liabilities:
Investment advisory fees	26,511
Fund service fees	14,479
Compliance services fees	2,501
Trustees’ fees and expenses	17
Other expenses	2,324

Total Liabilities	424,838

NET ASSETS	$55,089,435

COMPONENTS OF NET ASSETS
Paid-in capital	$52,864,297
Undistributed net investment income	172,692
Accumulated net realized gain from investments	2,285,771
Unrealized depreciation on investments	(233,325)

NET ASSETS	$55,089,435

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Based on net assets of $55,089,435 and 6,046,185 shares outstanding at $0.000 par value (unlimited shares authorized)	$9.11

See Notes to Financial Statements.	4

THE BEEHIVE FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2010

INVESTMENT INCOME
Dividend income (net of foreign withholding taxes of $7,156)	$425,569

Total Investment Income	425,569

EXPENSES
Investment advisory fees	189,668
Fund service fees	75,607
Distribution	63,223
Custodian fees	2,726
Professsional fees	24,399
Trustees’ fees and expenses	820
Compliance services fees	16,745
Registration fees	1,987
Miscellaneous expenses	10,686

Total Expenses	385,861
Fees waived and expenses reimbursed	(132,969)

Net Expenses	252,892

NET INVESTMENT INCOME	172,677

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	2,618,643
Net change in unrealized appreciation (depreciation) on investments	(6,866,647)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(4,248,004)

DECREASE IN NET ASSETS FROM OPERATIONS	$(4,075,327)

See Notes to Financial Statements.	5

THE BEEHIVE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2010	Year Ended December 31, 2009
OPERATIONS
Net investment income	$172,677	$173,045
Net realized gain	2,618,643	33,593
Net change in unrealized appreciation (depreciation)	(6,866,647)	8,941,844

Increase (Decrease) in Net Assets from Operations	(4,075,327)	9,148,482

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—	(173,030)

CAPITAL SHARE TRANSACTIONS
Sale of shares	17,282,555	10,861,047
Reinvestment of distributions	—	173,030
Redemption of shares	(312,577)	(1,483,225)

Increase in Net Assets from Capital Share Transactions	16,969,978	9,550,852

Increase in Net Assets	12,894,651	18,526,304

NET ASSETS
Beginning of period	42,194,784	23,668,480

End of period (a)	$55,089,435	$42,194,784

SHARE TRANSACTIONS
Sale of shares	1,750,519	1,284,804
Reinvestment of distributions	—	17,747
Redemption of shares	(31,642)	(155,778)

Increase in Shares	1,718,877	1,146,773

(a)	Amount includes undistributed net investment income of $172,692 and $15, respectively.

See Notes to Financial Statements.	6

THE BEEHIVE FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding of the Fund throughout each period.

	Six Months Ended June 30, 2010	Year Ended December 31, 2009	September 2, 2008 (a) through December 31, 2008
NET ASSET VALUE, Beginning of Period	$9.75	$7.44	$10.00

INVESTMENT OPERATIONS
Net investment income (b)	0.03	0.05	0.02
Net realized and unrealized gain (loss)	(0.67)	2.30	(2.56)

Total from Investment Operations	(0.64)	2.35	(2.54)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—	(0.04)	(0.02)

NET ASSET VALUE, End of Period	$9.11	$9.75	$7.44

TOTAL RETURN (c)	(6.56)%	31.59%	(25.45)%

RATIO/SUPPLEMENTARY DATA:
Net Assets at End of Period (000’s omitted)	$55,089	$42,195	$23,668
Ratios to Average Net Assets (d):
Net expenses	1.00%	1.00%	1.00%
Gross expenses (e)	1.53%	1.88%	3.79%
Net investment income	0.68%	0.55%	0.79%

PORTFOLIO TURNOVER RATE (c)	31%	33%	7%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Reflects the expense ratio excluding any waivers or reimbursements.

See Notes to Financial Statements.	7

THE BEEHIVE FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2010

Note 1. Organization

The BeeHive Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. As of June 30, 2010, the Trust had twenty-two investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. The Fund commenced operations on September 2, 2008. The Fund seeks capital appreciation.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation—Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and asked prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the advisor believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—quoted prices in active markets for identical assets

Level 2—other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of June 30, 2010, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss—Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium and discount is amortized and accreted in accordance with GAAP. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders—Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

8

THE BEEHIVE FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2010

Federal Taxes—The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

As of June 30, 2010, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s federal tax returns filed in the two-year period ended December 31, 2009, remain subject to examination by the Internal Revenue Service.

Income and Expense Allocation—The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies—In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Advisory Fees, Servicing Fees and Other Transactions

Investment Advisor—Spears Abacus Advisors LLC (the “Advisor”) is the investment advisor to the Fund. Pursuant to an investment advisory agreement, the Advisor receives an advisory fee from the Fund at an annual rate of 0.75% of the Fund’s average daily net assets.

Distribution—Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Advisor or with Atlantic Fund Administration, LLC (“Atlantic”) or their affiliates. The Fund has adopted a distribution plan in accordance with Rule 12b-1 of the Act. The Fund may pay the Distributor and/or any other entity as authorized by the Board a fee of 0.25% of the Fund’s average daily net assets.

Other Service Providers—Atlantic provides fund accounting, fund administration, and transfer agency services to the Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers—The Trust pays each independent Trustee an annual retainer fee of $40,000 for service to the Trust ($60,000 for the Chairman). In addition, the Chairman receives a monthly stipend of $500 to cover certain expenses incurred in connection with his duties to the Trust. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4. Fees Waived and Expenses Reimbursed

The Advisor has contractually agreed to waive and reimburse a portion of its fees through April 30, 2011, to limit annual operating expenses to 1.00%. Other fund service providers have voluntarily agreed to waive a portion of their fees. These voluntary fee waivers may be reduced or eliminated at any time. For the six-months ended June 30, 2010, fees waived were as follows:

Investment Advisor Waived	Distribution Fees Waived	Service Provider Waivers	Total Fees Waived
$65,925	$63,223	$3,821	$132,969

9

THE BEEHIVE FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2010

The Fund may pay the Advisor for fees waived and expenses reimbursed pursuant to the expense cap if (1) such payment is made within three years of the fees waived or expense reimbursement, (2) such payment is approved by the Board and (3) and the resulting expenses do not exceed 1.00%. For the six months ended June 30, 2010, the Advisor waived and/or reimbursed fees as follows:

	Amount of Fees Waived and/or Expenses Reimbursed	Expiration Date to Recoup Fees Waived and/or Expenses Reimbursed	Fees Recouped
December 31, 2008	$126,276	12/31/2011	$0
December 31, 2009	178,966	12/31/2012	0
June 30, 2010	65,925	12/31/2013	0

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments for the six months ended June 30, 2010, were $31,638,744 and $15,237,195, respectively.

Note 6. Federal Income Tax and Investment Transactions

As of December 31, 2009, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$15
Capital and Other Losses	(216,763)
Unrealized Appreciation	6,517,213

Total	$6,300,465

As of December 31, 2009, the Fund had capital loss carryforwards to offset future capital gains of $216,763, expiring in 2016.

Note 7. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 clarifies existing disclosure and requires additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required. Management is currently evaluating the impact that ASU No. 2010-06 will have on financial statement disclosures.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact and the Fund has had no such events.

10

THE BEEHIVE FUND

ADDITIONAL INFORMATION

JUNE 30, 2010

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (866) 684-4915 and on the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (866) 684-4915 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2010, through June 30, 2010.

Actual Expenses—The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes—The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000.00	$934.36	$4.80	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.84	$5.01	1.00%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

11

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management and other information.

Distributor

Foreside Fund Services, LLC

Three Canal Plaza

Suite 100

Portland, ME 04101

www.foreside.com

THE BEEHIVE FUND

P.O. Box 588

Portland, Maine 04112

(866) 684-4915 (toll free)

237-SAR-0610

LOU HOLLAND

GROWTH FUND

Letter to Shareholders August 2010	Dear Fellow Shareholder:

Thank you for your investment in the Lou Holland Growth Fund (the “Fund”).

Fund Results

Due to uncertainties about the global recovery, most of the major stock market indexes ended the first half of the year with negative returns. In this environment, the Fund performed better than its primary benchmark, returning -7.14% as compared to the -7.64% of the Russell 1000 Growth Index.

Fund Performance

The Fund’s good relative performance during the first six months of 2010 was driven by strong stock selection. Fund holdings fell in tandem with the market downturn, but did not perform as poorly in aggregate as holdings in its growth benchmark. This was true across most sectors, with significant contributions from technology and health care. The exception was within the energy and financial services sectors, where performance was relatively weak.

In technology, Apple, Inc. is the Fund’s largest holding and provided the largest contribution to Fund performance. Apple is continuing to perform reasonably well, after prior stellar performance, due to continued share gains, new product roll-outs, and better-than-expected operating results, despite a lackluster economic environment. American Tower also performed well based on the 4G build-out and new tower construction. Bandwidth constraints remain a positive for the company over time with the limitations gaining increased attention given the introduction of Apple’s iPhone 4 and iPad, and Google’s Android. Adobe, on the other hand, was hurt by concerns about its Flash platform and a perceived “fight” with Apple. An overweight in the stock magnified the impact of its poor relative performance, dampening the overall contribution of technology holdings in general. Yet, fundamentals for the company remain solid, growth prospects are reasonable given the economic environment, and the new upgrade cycle should be a positive for the stock. In health care, Hospira was the top contributor, moving higher on solid quarterly earnings, approval for a second biosimilar drug from the European Commission, and noticeable activity in its business development efforts. In addition, the Fund benefited from the strong performance of McKesson Corporation and a lack of exposure to several poor performing health care stocks that are heavily weighted in the benchmark.

Other holdings making solid contributions include Yum! Brands, Inc. and Mead Johnson Nutrition Co. Yum! Brands reported good results demonstrating strong earnings growth in China and improving U.S. comparable sales, albeit still negative. Positive news for Mead Johnson pushed its stock higher. Emerging market sales have been strong and they are regaining previous share losses in the U.S. The stock’s move

1

LOU HOLLAND

GROWTH FUND

may be partly attributable to take-over speculation, although we do not buy securities for this reason.

In financials, good contributions by Berkshire Hathaway, Inc., Class B and IHS, Inc., Class A were offset by the poor performance of BlackRock, Inc. Berkshire Hathaway benefited from recent clarity regarding financial reform and recognition by investors of the value of their disciplined approach of deploying capital given the recent turmoil in Europe and the financial markets. IHS, a new position in 2010, gained on improved organic growth and reiteration of its annual guidance despite foreign exchange headwinds. Yet, BlackRock has suffered significantly as a result of its link to the financial markets and investor outflows due to the market correction. In addition, the company is planning to reinvest savings from the BGI transaction, which leaves no room for margin improvement.

An overweight in energy acted as a drag as worries about the global slowdown caused weakness in the sector. Several holdings also faced specific issues. For example, Range Resources Corp. which was hurt by political backlash against “fracking”, a process whereby fluid is injected at high pressure into oil or natural gas deposits to fracture the rock in order to release the liquid or gas contained in the deposit as there is some question as to whether the chemicals used in the process could taint drinking water.

Fund Changes

We rely on fundamental, bottom-up research to identify stocks that meet our long-term, fundamental, conservative investment criteria of double-digit earnings growth rates and reasonable valuations. Our research identified several such stocks which were added to the Fund over the past six months.

Additions include Mead Johnson Nutrition Co., IHS Inc., Class A, and Waters Corp. Mead Johnson exhibits one of the best top line growth outlooks in the staples sector, with strong exposure to emerging markets and a reasonable number of competitors in the space. IHS, principally a subscription based data provider serving energy, infrastructure, environmental and security markets, has grown organically over time and was purchased due to its strong position in its core end markets and management’s history of effectively redeploying excess cash flow toward accretive merger & acquisition transactions. Waters, a manufacturer and designer of capital equipment for health care and industrial research has fundamentals that continue to improve, its balance sheet remains rock solid, and its shares had become relatively cheap. Berkshire Hathaway entered the portfolio when it replaced Burlington Northern Santa Fe due to its acquisition of the company.

Stocks are generally sold when they no longer meet our investment criteria or when replaced with a better idea. Several positions were sold, including Suntech Power which was exited because of concerns that the European debt crisis could impact credit for

2

LOU HOLLAND

GROWTH FUND

solar projects and cause some countries to discontinue or reduce solar subsidies. AFLAC was sold because of concerns about its exposure to European hybrid securities. XTO Energy left the portfolio because it was taken over by Exxon Mobil Corp.

Outlook

The stock market suffered its first correction since the March 2009 market low as headline events and economic news caused concerns about the sustainability of the global and domestic economic recoveries. The S&P 500 Index fell more than -15% from its peak on April 26 to June 30 and at the end of the period shows a -6.7% return for the first six months of the year. Major catalysts for the decline include the European debt crisis and a slowing of growth both globally and domestically. While the problems in the Eurozone, a slowdown in China, and other sluggishness have heightened concerns about growth outside the U.S., a number of underlying headwinds continue to pressure the domestic growth story, including unemployment and slow job creation, weak housing, and a growing budget deficit. While these headwinds will likely persist near-term, positives like low inflation, solid investment spending, and low interest rates should help sustain domestic growth, albeit at a slow and subpar pace. In our opinion, the economy and the stock market remain fragile. Until the economy is clearly out of the woods, we believe that stock market action will be choppy and that investors will continue to react to uneven or negative economic and financial news and events.

We cannot predict the direction of the stock market nor the exact path or extent of the recovery. However, we understand that corporate profitability and earnings are impacted by the pace of economic growth. Thus, we remain committed to using our thorough, high quality, bottom-up research to identify companies that best meet our fundamental investment criteria. In general, we believe that as the economy recovers and as corporate earnings growth normalizes, investors will remain cautious of lower quality stocks with lower quality or unsustainable earnings. Rather, we expect investors to shift their focus toward stocks of high quality companies with strong balance sheets and good management teams, that generate high quality, sustainable earnings with achievable estimates, which are metrics consistent with our bottom-up fundamental investment criteria. We believe that our extensive investment experience and our conservative growth strategy will accordingly produce superior results for long-term investors.

Sincerely,

Monica L. Walker CEO & Chief Investment Officer – Equity	Carl R. Bhathena Co-Portfolio Manager—Equity

3

LOU HOLLAND

GROWTH FUND

Performance Chart and Analysis

June 30, 2010

The following chart reflects the change in the value of a hypothetical $10,000 investment in Investor Shares, including reinvested dividends and distributions, in the Lou Holland Growth Fund compared with the performance of the Russell 1000® Growth Index, over the past ten fiscal years. The Russell 1000® Growth Index, is an unmanaged index which measures the performance of a subset of approximately 622 of those Russell 1000 companies (that is, the 1,000 largest U.S. companies in terms of market capitalization) with higher price-to-book ratios and higher forecasted growth values. The total return of the Fund’s classes includes the maximum sales charge of 5.75% (A Shares only) and operating expenses that reduce returns, while the total return of the Russell 1000® Growth Index does not include the effect of sales charges and expenses. A Shares are subject to a 1.00% contingent deferred sales charge on shares purchased without an initial sales charge and redeemed less than one year after purchase. The total return of the Russell 1000® Growth Index includes reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Russell 1000® Growth Index does not include expenses. The Fund is professionally managed while the Russell 1000® Growth Index is unmanaged and is not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please visit the website of the Fund’s investment adviser at http://www.hollandcap.com/lhgf_perf.html. As stated in the Fund’s prospectus, the annual operating expense ratios (gross) for Investor Shares, Institutional Shares and A Shares, respectively are 1.79%, 1.81% and 36.77%, respectively. However, the Fund’s adviser has agreed to contractually waive a portion of its fees and to reimburse expenses such that total operating expenses do not exceed 1.35% for Investor Shares through May 1, 2013, and 1.20% and 1.40% for Institutional Shares and A Shares, respectively, which is in effect until May 1, 2011. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

Average Annual Rate of Return for the Period Ended June 30, 2010

Lou Holland Growth Fund	Year-to-Date	1 Year	5 Years	10 Years
Investor Shares	(7.19)%	15.07%	0.18%	(0.46)%
Institutional Shares*	(7.14)%	15.14%	0.20%	(0.45)%
A Shares (with sales charge)*	(12.53)%	8.45%	(0.99)%	(1.05)%
Russell 1000® Growth Index	(7.64)%	13.62%	0.38%	(5.14)%

*	For the Institutional Shares and the A Shares, performance for the above periods are blended average annual returns which include the returns of the Investor Shares prior to February 1, 2010, the commencement of operations of the Institutional Shares and A Shares.

*	Performance for Investor Shares prior to February 1, 2010, reflects performance for and expenses of Lou Holland Growth Fund, a series of Lou Holland Trust.

4

LOU HOLLAND

GROWTH FUND

Schedule of Investments

June 30, 2010

Shares	Security Description	Value
	COMMON STOCK - 97.7%
	Consumer Discretionary - 12.1%
6,300	Amazon.com, Inc.(a)	$688,338
9,700	Costco Wholesale Corp.	531,851
6,050	Kohl’s Corp.(a)	287,375
7,500	MSC Industrial Direct Co.	379,950
13,950	NIKE, Inc., Class B	942,323
17,650	The Walt Disney Co.	555,975
12,850	Wal-Mart Stores, Inc.	617,700
38,350	Yum! Brands, Inc.	1,497,184

		5,500,696

	Consumer Staples - 6.6%
8,950	Diageo PLC, ADR	561,523
11,750	HJ Heinz Co.	507,835
10,850	Mead Johnson Nutrition Co.	543,802
14,850	PepsiCo, Inc.	905,107
8,000	The Procter & Gamble Co.	479,840

		2,998,107

	Energy - 16.2%
27,809	Exxon Mobil Corp.	1,587,081
37,900	Halliburton Co.	930,445
14,500	Noble Corp.	448,195
20,200	Occidental Petroleum Corp.	1,558,430
43,900	Range Resources Corp.	1,762,585
27,550	Southwestern Energy Co.(a)	1,064,532

		7,351,268

	Financial Services - 9.5%
17,590	Berkshire Hathaway, Inc., Class B(a)	1,401,747
3,850	BlackRock, Inc.	552,090
9,100	IHS, Inc., Class A(a)	531,622
47,800	TD Ameritrade Holding Corp.(a)	731,340

Shares	Security Description	Value
15,900	Visa, Inc., Class A	$1,124,925

		4,341,724

	Health Care - 11.9%
31,800	Covidien PLC	1,277,724
19,700	Genzyme Corp.(a)	1,000,169
18,900	Hospira, Inc.(a)	1,085,805
14,500	Laboratory Corp. of America Holdings(a)	1,092,576
14,450	McKesson Corp.	970,462

		5,426,736

	Materials & Processing - 2.1%
12,250	Praxair, Inc.	930,877

	Producer Durables - 9.4%
9,650	Automatic Data Processing, Inc.	388,509
12,350	Expeditors International of Washington, Inc.	426,199
23,100	Honeywell International, Inc.	901,593
10,500	Roper Industries, Inc.	587,580
7,600	United Parcel Service, Inc., Class B	432,363
9,700	United Technologies Corp.	629,627
14,400	Waters Corp.(a)	931,680

		4,297,551

	Technology - 28.8%
44,450	Adobe Systems, Inc.(a)	1,174,813
25,900	American Tower Corp., Class A(a)	1,152,550
8,450	Apple, Inc.(a)	2,125,428
63,500	Cisco Systems, Inc.(a)	1,353,185
49,300	Citrix Systems, Inc.(a)	2,081,939
2,450	Google, Inc., Class A(a)	1,090,128
31,700	Intel Corp.	616,565

See Notes to Financial Statements

5

LOU HOLLAND

GROWTH FUND

Schedule of Investments (Continued)

June 30, 2010

Shares	Security Description	Value
9,850	International Business Machines Corp.	$1,216,278
60,600	Microsoft Corp.	1,394,406
27,750	QUALCOMM, Inc.	911,310

		13,116,602

	Utilities - 1.1%
11,000	Questar Corp.	500,390

	Total Common Stock (Cost $40,240,800)	44,463,951

	Total Investments - 97.7% (Cost $40,240,800)*	$44,463,951

	Other Assets and Liabilities, Net - 2.3%	1,065,957

	Total Net Assets - 100.0%	$45,529,908

ADR American Depository Receipt

PLC Public Limited Company

(a)	Non-income producing security.

*	Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$6,689,471
Gross Unrealized Depreciation	(2,466,320)

Net Unrealized Appreciation	$4,223,151

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to Note 2 - Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$44,463,951
Level 2 - Other Significant Observable Inputs	—
Level 3 - Significant Unobservable Inputs	—

Total Investments	$44,463,951

The Level 1 inputs displayed in this table are Common Stock. Refer to the Schedule of Investments for a further breakout of each security by type.

PORTFOLIO HOLDINGS
% of Total Investments
Consumer Discretionary	12.4%
Consumer Staples	6.7%
Energy	16.5%
Financial Services	9.8%
Health Care	12.2%
Materials & Processing	2.1%
Producer Durables	9.7%
Technology	29.5%
Utilities	1.1%

100.0%

See Notes to Financial Statements

6

LOU HOLLAND

GROWTH FUND

Statement of Assets and Liabilities

June 30, 2010

ASSETS
Investments at value (cost $40,240,800)	$44,463,951
Cash	169,578
Receivables:
Portfolio securities sold	1,264,236
Fund shares sold	49
Dividends and interest	25,627
Trustees fees and expenses	3,523
Prepaid expenses	21,612
Deferred offering costs	4,690

Total Assets	45,953,266

LIABILITIES
Payables:
Portfolio securities purchased	308,146
Fund shares redeemed	35,759
Accrued Liabilities:
Investment adviser fees	23,161
Compliance services fees	1,079
Fund service fees	9,299
Other expenses	45,914

Total Liabilities	423,358

NET ASSETS	$45,529,908

NET ASSETS REPRESENT
Paid-in capital	$41,127,825
Distributions in excess of net investment income	(72,327)
Accumulated net realized gain on investments	251,259
Net unrealized appreciation on investments	4,223,151

NET ASSETS	$45,529,908

Shares of Beneficial Interest at $0.00 Par Value (Unlimited Shares Authorized)
Investor Shares	2,663,522
Institutional Shares	69,543
A Shares	604

Net Asset Value, Offering and Redemption Price Per Share
Investor Shares (based on net assets of $44,360,916)	$16.65
Institutional Shares (based on net assets of $1,158,934)	$16.66
A Shares (based on net assets of $10,058)	$16.65
A Shares Maximum Public Offering Price Per Share (net asset value per share/94.25%)	$17.67

See Notes to Financial Statements

7

LOU HOLLAND

GROWTH FUND

Statement of Operations

For the Six Months Ended June 30, 2010

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $113)	$262,068
Interest income	1,424

Total Investment Income	263,492

EXPENSES
Investment adviser fees	211,831
Fund service fees	80,367
Compliance service fees	13,221
Distribution fees:
Investor Class	50,556
A Shares Class	11
Transfer agency fees
Investor Class	12,234
Institutional Class	392
A Shares Class	124
Offering costs	9,046
Professional fees	23,688
Custodian fees	2,838
Registration fees	6,759
Trustees’ fees and expenses	3,058
Miscellaneous expenses	21,109

Total expenses before waiver and reimbursement	435,234
Less: Fees waived and reimbursed	(99,415)

Net Expenses	335,819

NET INVESTMENT LOSS	(72,327)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	386,270
Net change in unrealized appreciation (depreciation) on investments	(3,798,573)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(3,412,303)

DECREASE IN NET ASSETS FROM OPERATIONS	$(3,484,630)

See Notes to Financial Statements

8

LOU HOLLAND

GROWTH FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2010	Year Ended December 31, 2009

OPERATIONS:
Net investment loss	$(72,327)	$(41,938)
Net realized gain on investments	386,270	806,897
Net change in unrealized appreciation (depreciation) on investments	(3,798,573)	12,795,123

Increase (Decrease) in Net Assets from Operations	(3,484,630)	13,560,082

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares:
Investor Shares	2,572,120	6,969,667
Institutional Shares	1,280,127	—
A Shares	10,500	—
Cost of shares redeemed:
Investor Shares	(5,156,993)	(3,954,743)
Institutional Shares	(32,363)	—
A Shares	—	—

Increase (Decrease) in Net Assets from Capital Transactions	(1,326,609)	3,014,924

Increase (Decrease) in Net Assets	(4,811,239)	16,575,006

NET ASSETS:
Beginning of period	50,341,147	33,766,141

End of period(a)	$45,529,908	$50,341,147

SHARES ISSUED & REDEEMED
Shares sold:
Investor Shares	142,452	464,205
Institutional Shares	71,356	—
A Shares	604	—
Shares redeemed:
Investor Shares	(285,794)	(274,993)
Institutional Shares	(1,813)

Increase (Decrease) in Shares	(73,195)	189,212

(a) Amount includes distributions in excess of net investment income	$(72,327)	$—

See Notes to Financial Statements

9

LOU HOLLAND

GROWTH FUND

Financial Highlights

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Six Months Ended June 30, 2010	Years Ended December 31,
		2009	2008	2007	2006	2005
Investor Shares

Net asset value, beginning of period	$17.94	$12.90	$19.81	$18.65	$17.99	$18.23

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.03)	(0.02)	(0.04)	(0.04)	0.02	(0.03)
Net realized and unrealized gain (loss) on investments	(1.26)	5.06	(6.86)	1.79	0.92	(0.12)

Total from investment operations	(1.29)	5.04	(6.90)	1.75	0.94	(0.15)

Less distributions:

Dividends from net investment income	—	—	—	(0.01)	(0.01)	—
Dividends from capital gains	—	—	(0.01)	(0.58)	(0.27)	(0.09)

Total distributions	—	—	(0.01)	(0.59)	(0.28)	(0.09)

Net asset value, end of period	$16.65	$17.94	$12.90	$19.81	$18.65	$17.99

Total return(b)	(7.19)%	39.07%	(34.83)%	9.40%	5.23%	(0.80)%

Supplmental data and ratios:
Net assets, end of period	$44,360,916	$50,341,147	$33,766,141	$55,703,278	$58,993,382	$40,070,057

Ratios of expenses to average net assets(c):
Before expense waiver and reimbursement	1.73%	1.67%	1.71%	1.41%	1.47%	1.65%
After expense waiver and reimbursement	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%

Ratios of net investment income (loss) to average net assets(c):
Before expense waiver and reimbursement	(0.67)%	(0.45)%	(0.61)%	(0.25)%	(0.02)%	(0.47)%
After expense waiver and reimbursement	(0.29)%	(0.11)%	(0.25)%	(0.19)%	0.10%	(0.17)%
Portfolio turnover rate(b)	12.00%	11.05%	34.98%	25.58%	31.64%	30.63%

See Notes to Financial Statements

10

LOU HOLLAND

GROWTH FUND

Financial Highlights (Continued)

	February 1, 2010 (d) through June 30, 2010
	Institutional Shares	A Shares

Net asset value, beginning of period	$17.15	$17.15

Income (loss) from investment operations:
Net investment loss(a)	(0.01)	(0.02)
Net realized and unrealized loss on investments	(0.48)	(0.48)

Total from investment operations	(0.49)	(0.50)

Net asset value, end of period	$16.66	$16.65

Total return(b)	(7.14)%	(7.19	)%(e)

Supplemental data and ratios:
Net assets, end of period	$1,158,934	$10,058

Ratios of expenses to average net assets(c):
Before expense waiver and reimbursement	2.51%	32.67%
After expense waiver and reimbursement	1.20%	1.40%
Ratios of net investment loss to average net assets(c):
Before expense waiver and reimbursement	(1.47)%	(31.50)%
After expense waiver and reimbursement	(0.16)%	(0.24)%
Portfolio turnover rate(b)	12.00%	12.00%

(a)	Calculated based on average shares outstanding during the period.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Commencement of operations.

(e)	Total return does not include the effect of front-end sales charges or contingent deferred sales charges.

See Notes to Financial Statements

11

LOU HOLLAND

GROWTH FUND

Notes to the Financial Statements

June 30, 2010

Note 1. Organization	The Lou Holland Growth Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. As of June 30, 2010, the Trust had twenty-two investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. The Fund currently offers three classes of shares: Investor Shares, Institutional Shares and A Shares. A Shares are offered at net asset value plus a maximum sales charge of 5.75%. A Shares are also subject to contingent deferred sales charge (“CDSC”) of 1.00% on purchases without an initial sales charge and redeemed less than one year after they are purchased. Investor Shares and Institutional Shares are not subject to a sales charge. Investor Shares commenced operations on April 26, 1996, and Institutional Shares and A Shares commenced operations on February 1, 2010. The Fund’s investment objective is to seek long term growth of capital, with the receipt of dividend income as a secondary consideration.

On January 22, 2010, at a Special Meeting of Shareholders of the Fund, formerly a series of the Lou Holland Trust, (the “Former Fund”), the shareholders approved a proposal to reorganize the Former Fund into the Lou Holland Growth Fund, a newly created series of the Forum Funds. The Fund is designed to be substantially similar from an investment perspective to the Former Fund. The primary purpose of the reorganization was to move the Former Fund to a newly created series of the Trust. As a result of the reorganization, the Fund is now operating under the supervision of a different board of trustees and the Lou Holland Trust was terminated. On February 1, 2010, the shares of the Former Fund were, in effect, exchanged on a tax-free basis for Investor Shares of the Fund with the same aggregate value. No sales load, commission or other transactional fees were imposed on shareholders in connection with the tax-free exchange of their shares.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period.

12

LOU HOLLAND

GROWTH FUND

Notes to the Financial Statements (Continued)

June 30, 2010

Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation — Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and asked prices provided by independent pricing services. Debt securities may be valued at prices supplied by a Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

13

LOU HOLLAND

GROWTH FUND

Notes to the Financial Statements (Continued)

June 30, 2010

The aggregate value by input level, as of June 30, 2010, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss — Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium and discount is amortized and accreted in accordance with GAAP. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations — Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Distributions to Shareholders — Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with

14

LOU HOLLAND

GROWTH FUND

Notes to the Financial Statements (Continued)

June 30, 2010

applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes — The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

As of June 30, 2010, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s federal tax returns filed in the three-year period ended December 31, 2009, remain subject to examination by the Internal Revenue Service.

Income and Expense Allocation — The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

The Fund’s class specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of the Fund.

Offering Costs — Offering costs for the Fund of $13,736 consist of fees related to the mailing and printing of the initial prospectus, certain startup legal costs, and initial registration filings. Such costs are amortized over a twelve-month period beginning with the commencement of operations of the Fund.

Commitments and Contingencies — In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Advisory Fees, Servicing Fees and Other Transactions

Investment Adviser — Holland Capital Management LLC (the “Adviser”), is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee monthly from the Fund at the

15

LOU HOLLAND

GROWTH FUND

Notes to the Financial Statements (Continued)

June 30, 2010

following annualized rates of 0.85% of the Fund’s average daily net assets up to $500 million, 0.75% of the Fund’s average daily net assets up to the next $500 million and 0.65% of the Fund’s average daily net assets in excess of $1 billion.

Distribution — Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or with Atlantic Fund Administration, LLC (“Atlantic”) or their affiliates. The Fund has adopted a Distribution Plan (the “Plan”) for Investor Shares and A Shares of the Fund in accordance with Rule 12b-1 of the Act. Under the Plan, the Fund pays the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of Investor Shares and A Shares. The Distributor had no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

For the period ended June 30, 2010, there were no front-end or contingent deferred sales charges assessed on the sale of A Shares.

Other Service Providers — Atlantic provides fund accounting, fund administration, and transfer agency services to the Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers — The Trust pays each independent Trustee an annual retainer fee of $40,000 for service to the Trust ($60,000 for the Chairman). In addition, the Chairman receives a monthly stipend of $500 to cover certain expenses incurred in connection with his duties to the Trust. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4. Expense Reimbursements and Fees Waived

The Adviser has contractually agreed to waive a portion of its fees and reimburse expenses through May 1, 2013, to the extent necessary to maintain the total operating expenses at 1.35% of average daily net assets of the

16

LOU HOLLAND

GROWTH FUND

Notes to the Financial Statements (Continued)

June 30, 2010

Investor Shares. The Adviser has contractually agreed to waive a portion of its fees and reimburse expenses through May 1, 2011, to the extent necessary to maintain the total operating expenses at 1.20% and 1.40% of the Institutional Shares and A Shares, respectively. Other fund service providers have voluntarily agreed to waive a portion of their fees. The contractual waivers may be changed or eliminated at any time with consent of the Board and the voluntary fee waivers and expense reimbursements may be reduced or eliminated at any time. For the period ended June 30, 2010, fees waived and expenses reimbursed were as follows:

Investment Adviser Waived	Investment Adviser Reimbursed	Other Waivers	Total Fees Waived and Reimbursed
$22,984	$31,578	$44,853	$99,415

Note 5. Security Transactions	The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments for the period ended June 30, 2010, were $5,769,819 and $7,208,570, respectively.

Note 6. Federal Income Tax and Investment Transactions	As of December 31, 2009, distributable earnings (accumulated losses) on a tax basis were as follows:

Unrealized Appreciation	$7,882,482
Undistributed Long Term Gain	4,231

Total	$7,886,713

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to timing differences in recognizing certain gains and losses on investment transactions.

At the close of business on May 2, 1996, the Partners of Holland Fund, L.P., transferred certain assets to the Fund. As a result of the tax-free transfer, the Fund acquired $244,079 or unrealized appreciation for tax purposes. As of June 30, 2010, the Fund held securities with $16,487 of net unrealized appreciation relating to the transfer.

Note 7. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 clarifies existing disclosure and requires additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2010, and for interim periods within

17

LOU HOLLAND

GROWTH FUND

Notes to the Financial Statements (Continued)

June 30, 2010

those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required. Management is currently evaluating the impact ASU No. 2010-06 will have on financial statement disclosures.

Note 8. Subsequent Events	Subsequent events occurring after the date of this report have been evaluated for potential impact and the Fund has had no such events.

18

LOU HOLLAND

GROWTH FUND

Additional Information

June 30, 2010

Investment Advisory Agreement Approval

At the October 8, 2009 and March 19, 2010 Board meetings, the Board, including the Independent Trustees, considered the approval of the investment advisory agreement pertaining to the Fund (the “Advisory Agreement”). In evaluating the Advisory Agreement for the Fund, the Board reviewed materials furnished by the Adviser and the administrator, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser, including information on the investment performance of the Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee would enable the Fund’s investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of Services

The Board met with representatives of the Adviser and discussed the Adviser’s personnel, operations and financial condition. The Board considered the quality of services to be provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal investment responsibility for the Fund’s investments; the investment philosophy and decision-making processes of those professionals; the capability and integrity of the Adviser’s senior management and staff; the quality of the Adviser’s services with respect to regulatory compliance and compliance with client investment policies and restrictions; and the financial condition and operational stability of the Adviser. The Board considered the adequacy of the Adviser’s resources and quality of services to be provided by the Adviser under the Advisory Agreement. The Board noted the Adviser’s representation that the firm is financially stable and able to provide investment advisory services to the Fund. The Board concluded that, overall,

19

LOU HOLLAND

GROWTH FUND

Additional Information (Continued)

June 30, 2010

it was satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Costs of Services and Profitability

The Board then considered information provided by the Adviser regarding its estimated profitability with respect to the Fund. The Board noted that the Adviser anticipates that Fund expenses will be lowered by reorganizing the Fund into the Trust. The Board also considered that the Adviser has contractually agreed, through May 1, 2013, to reduce Fund expenses of Investor Shares to not exceed the annual rate of 1.35%. Based on a fee reduction and expense reimbursement agreement through the Adviser has contractually agreed, through May 1, 2011, to reduce Fund expenses of Institutional Shares and A Shares to not exceed the annual rate of 1.20% and 1.40%, respectively.

Performance

The Board considered the historical performance of The Lou Holland Growth Fund, a series of the Lou Holland Trust, and noted that the Adviser’s capability and management of the Fund will be the same. Based on the foregoing, the Board determined that the Adviser’s management of the Fund could benefit the Fund and its shareholders.

Compensation

The Board considered the Adviser’s proposed compensation for providing advisory services to the Fund and analyzed comparative information on advisory fees and total expenses. The Board noted that the Adviser’s proposed contractual advisory fee of 0.85% was lower than the median contractual advisory fees for its Lipper Inc. peer group. The Board also considered the Fund’s total expense ratio, noting that the Adviser’s proposed total expense ratio of 1.35% of average daily net assets for Investor Shares was lower than the median of 1.50% of its Lipper Inc. peer group. Based on the foregoing, the Board concluded that the Adviser’s advisory fee to be charged to the Fund was reasonable.

Economies of Scale

The Board considered whether the Fund would benefit from any economies of scale. The Board noted that the Adviser’s fee structure utilizes the breakpoints of 0.85% on average daily net assets up to $500 million, 0.75% on average daily net assets of $500 million to $1 billion, and 0.65% on average daily net

20

LOU HOLLAND

GROWTH FUND

Additional Information (Continued)

June 30, 2010

assets in excess of $1 billion. The Board considered the proposed breakpoints and the current assets of the Fund. The Board concluded that it would not be necessary to consider the implementation of fee breakpoints until the time that assets under management were larger.

Other Benefits

The Board noted the Adviser’s representation that it anticipates using a portion of the brokerage commissions generated by the Fund to generate soft-dollars for use towards research services. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor to consider in approving the Advisory Agreement.

Conclusion

The Board reviewed a memorandum from Trust counsel discussing the legal standards applicable to its consideration of the advisory agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its business judgment, that the advisory arrangement, as outlined in the advisory agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of its reasonable business judgment.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 295-9779, on the Fund’s website at www.hollandcap.com/lhgf.html and on the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 295-9779 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

21

LOU HOLLAND

GROWTH FUND

Additional Information (Continued)

June 30, 2010

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes, and (2) ongoing costs, including management fees, 12b-1 fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2010, through June 30, 2010.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes — The second line under each share class of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on certain classes. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

22

LOU HOLLAND

GROWTH FUND

Additional Information (Continued)

June 30, 2010

	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Investor Shares
Actual*	$1,000.00	$928.09	$6.45	1.35%
Hypothetical (5% return before expenses)*	$1,000.00	$1,018.10	$6.76	1.35%

Institutional Shares
Actual	$1,000.00	$957.47	$4.79	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.84	$6.01	1.20%

A Shares
Actual	$1,000.00	$956.89	$5.59	1.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.00	1.40%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

**	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period divided by 365 to reflect the half-year period. (Except for the Fund’s actual return information which reflects the 150-day period between February 1, 2010, the date of inception, through June 30, 2010.)

23

INVESTMENT ADVISER

Holland Capital Management LLC

One North Wacker Drive, Suite 700

Chicago, IL 60606

Telephone (312) 553-4830

TRANSFER AGENT

Atlantic Fund Administration, LLC

P.O.Box 588

Portland, ME 04112

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management and other information.

240-SAR-0610

LOU HOLLAND

GROWTH FUND

SEMI-ANNUAL REPORT

June 30, 2010 (Unaudited)

SEMI-ANNUAL REPORT

June 30, 2010

(Unaudited)

http://www.polarisfunds.com

(888) 263-5594

POLARIS GLOBAL VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2010

Dear Fellow Shareholder,

In the first six months of 2010, the Polaris Global Value Fund (“the Fund”) outperformed the benchmark MSCI World Index by nearly 5.5 percentage points, continuing progress made in 2009. For the period, the Fund declined -4.35%, while the MSCI World Index declined -9.84%.

Seven out of the Fund’s ten sectors beat their respective MSCI sector benchmarks, led by positive absolute returns from financials, utilities and industrials. However, it is important to note that stock selection was the primary driver for our outperformance, rather than sector or country weightings. As we have repeatedly referenced in prior reports, individual stock analysis takes on added importance during times of extreme market volatility. Benefiting from a bottom-up, fundamentals-driven research process, the Fund identified numerous stocks able to weather the recession and recover admirably in 2009-early 2010 – leading to benchmark-beating performance for the six-month period.

The following table summarizes total returns through June 30, 2010.

	2010			Annualized As of June 30, 2010
	YTD	Q2	Q1	1 Yr	3 Yrs	5 Yrs	10 Yrs	15 Yrs	ITD*
Polaris Global Value Fund	-4.35%	-9.88%	6.14%	17.99%	-14.32%	-1.75%	5.68%	8.31%	8.34%
MSCI World Index, net dividends reinvested	-9.84%	-12.67%	3.24%	10.20%	-11.46%	0.06%	-1.02%	4.68%	4.86%

*	Inception-to-date

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Returns greater than one year are annualized. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month end performance, please call (888) 263-5594 or visit the Fund’s website at www.polarisfunds.com. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.46%. Quarter end expense ratio is 1.39%; this ratio is based on amounts incurred during the most recent quarter, divided by the average assets for the period multiplied by 365 and divided by the number of days in the quarter. Shares redeemed or exchanged within 180 days of purchase will be charged a 1.00% fee. Fund performance returns shown do not reflect this fee; if reflected, the returns would have been lower. See pages 5&6 for additional disclosure.

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

The table above summarizes total returns through June 30, 2010, and shows that the Fund remains ahead of the Index for the past 10 and 15 years and since inception. This long-term performance has been achieved with lower market risk, as measured by the beta statistic of less than one since the Fund’s inception (volatility measurement relative to the MSCI World Index).

The shorter term 3- and 5-year records were materially affected by 2007-2008 results. Evaluating an investment based on short-term performance may not be a good indication of how the Fund has performed over longer

1

POLARIS GLOBAL VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2010

periods, as recent returns may be influenced by short-term market movement and cyclical peaks. Many misguided investors chase the most recent performance with expectations for higher returns than can be attributed to average annual return of the funds in which they invest.

Interestingly, the Securities & Exchange Commission (SEC) requires funds to publish rolling 1-, 5- and 10-year returns, which only serves to exacerbate the problem. The SEC-imposed standardized time periods make comparisons from one investment to another easier; however, such data segmentation does not evaluate the risk-adjusted performance nor does it account for style differences between investments.

Don’t take our word for it. Consider further data that refutes use of short-term performance for investment decision making.

•

“How Investors Really Fare In Mutual Funds,” U.S. News & World Report (May 19, 2010) Russel Kinnel, Morningstar’s director of mutual fund research, says investors often put too much faith in the short-term performance of funds. Frequently, he says, high one- and three-year returns are contrarian indicators – meaning that asset class may be overheated and investors should consider looking elsewhere. “Recognize that one- and three-year returns don’t mean much about what to expect in the future,” he says. “People need to wean themselves off the short-term returns data.”

•

“How To Best Avoid ‘Performance Addiction’,” Financial Times (June 20, 2010) Cyrus Taraporevala, Head of North American distribution at BNY Mellon Asset Management, authored the following: Although we all repeat the mantra that “past performance does not guarantee future success”, we still pay too much attention to performance. … This behavior takes two broad forms: investors jump into asset classes at the peak of their investment performance and plough money into individual asset managers at the peak of the managers’ alpha cycles. Most mutual fund investors do not earn the long-term returns of the funds in which they invest, because they buy when the manager is “hot” and sell when they cool off. The average U.S. mutual fund holding period is less than four years and has been steadily declining. This is not a sufficiently long time horizon to judge the true expertise of an asset manager in delivering positive long-term performance.

The real money is made by shrewd investors who can overcome this addictive behavior. To do so, investors and their advisers need to apply a more fundamental approach to their selection process, which often leads to contrarian investment decisions. Contrarian investors are those who can avoid the “hot” asset classes and managers past their prime, and focus on out-of-favor performers that deserve sober consideration, while selling past winners… As for selecting individual asset managers, investors must fully understand the philosophies and processes of the managers they are hiring. Even the finest asset managers have peaks and valleys in their ability to deliver alpha. This does not demonstrate any flaw. It is simply the nature of alpha cycles, since every skilled manager tends to have a certain type of “edge” that enables him to outperform … (in certain investment environments).

We agree with the points made by the industry commentators above and present the complete investment results of the Fund. We encourage investors to compare the longest period of investment performance to determine the risk and return performance of investments and investment managers.

2

POLARIS GLOBAL VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2010

SIX-MONTH PERFORMANCE ANALYSIS:

The Fund’s financial holdings significantly outperformed the sector benchmark due to the strength of small- and mid-cap U.S. banks. Leading the charge were Southwest Bancorp, Inc., Ameris Bancorp, Webster Financial Corp., Astoria Financial Corp. and Colony Bankcorp, Inc. While many U.S. community banks/thrifts suffered in 2007-08, this year has thus far signaled a return to better valuations. We remain cautiously optimistic about the prospects for U.S. bank stock performance in the second half of 2010.

Defensive holdings, including utilities, telecommunications and energy, proved to be low risk stocks that buffered market volatility in the early part of 2010. Utilities were a top contributor to performance with most holdings generating positive absolute returns, including Japan’s Kansai Electric Power Co., Inc. and U.S.-based Allete, Inc. We proactively reduced risk in the portfolio, adding defensive stocks to provide a “cushion” in down markets – a strategy that proved successful in the six-month period.

Industrial holdings were also in positive territory, benefitting from the upward trend in business conditions. Toro Co., a lawn/landscape equipment manufacturer, announced strong results with positive guidance, especially in consumer lines, bolstering the Fund’s industrial sector performance. Konecranes Oyj, a crane manufacturer, and Tognum AG, a supplier of engines, propulsion systems and distributed energy systems, were also notable performers. Shipping companies (namely Japan’s Iino Kaiun Kaisha, Ltd. and Nippon Yusen KK), typically considered among the leading indicators of economic activity and global trade, also produced strong results.

General macro-economic concerns overwhelmed the many positive earnings reports announced from a broadly diversified group of companies. Sectors considered sensitive to economic weakness declined including consumer discretionary, consumer staples and healthcare.

Impacted by Greece’s sovereign debt crisis, which renewed concerns about credit availability across Europe, consumer discretionary stocks suffered. British homebuilders were the main detractors to performance; however, the shortage of UK housing quickly stabilized the market, improved prices and allowed homebuilders’ cash flows to recover. Other consumer discretionary stocks, including Duni AB, the provider of tabletop goods to restaurants, and fashion design house Christian Dior SA, also lagged. Irish convenience foods producer Greencore Group PLC was the main impediment to better performance in the consumer staples sector. The company fundamentals remain intact; weakness in the Euro impacted the stock.

After a strong end to 2009, when healthcare stocks profited from a relief rally due to clarity on a U.S. government-proposed health insurance program, the stocks retracted from prior gains. Only new portfolio holding Questcor Pharmaceuticals, Inc., a company providing prescription drugs for the treatment of rare central nervous system and inflammatory disorders, performed well-posting double-digit gains in the first half of 2010.

ASSET ALLOCATION:

During the six-month period, we sold holdings in the healthcare, industrial and utility sectors that reached their valuation targets. Other sales were conducted where analysis revealed deterioration in individual company fundamentals.

3

POLARIS GLOBAL VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2010

After careful analysis of “defensive” sector stocks, we purchased new healthcare holdings including a U.S. company that manufactures ACTH, an orphan drug effective for infantile spasms and numerous other diseases, and a French biotech company designing therapeutic vaccines for pre-cancerous cervical lesions, non-small cell lung cancer and Hepatitis C.

Other new investments included two U.S. community banks, both of which have strong capital ratios, healthy loan quality and the ability to gain market share from weaker competitors. We also purchased a German manufacturer of banking machines and point of sale hardware and software, a U.S. based company that serves the semiconductor industry and a U.K. aviation support and aftermarket services provider.

Information technology also offers an interesting value proposition, as we identified numerous companies with strong free cash flow, promising growth and cash rich balance sheets with little debt. We will seek to buy opportunistically, taking advantage of volatility to purchase positions in down markets and reduce positions in market advances. This strategy was deployed actively in the first half of 2010.

The following table shows the Fund’s asset allocation at June 30, 2010.

	Polaris Global Value Fund Asset Allocation
	Portfolio Weighting	Energy	Utilities	Materials	Industrials	Consumer Discretionary	Consumer Staples	Health Care	Financials	Info. Tech.	Telecom Services	Other	Cash
N. America	37.01%	1.46%	2.53%	3.15%	7.37%	0.00%	3.57%	3.95%	12.94%	1.06%	0.98%	0.00%	0.00%
Japan	7.87%	0.00%	1.12%	0.72%	2.02%	0.28%	2.69%	0.00%	0.00%	0.00%	1.04%	0.00%	0.00%
Other Asia	7.46%	1.52%	0.00%	1.38%	0.00%	0.00%	0.00%	0.00%	1.43%	2.12%	1.00%	0.00%	0.00%
Europe	33.99%	2.03%	0.00%	9.06%	6.76%	6.71%	1.98%	2.13%	4.00%	1.32%	0.00%	0.00%	0.00%
Scandinavia	10.95%	0.00%	0.00%	0.00%	4.11%	2.64%	0.00%	0.00%	4.20%	0.00%	0.00%	0.00%	0.00%
Africa & S. America	1.92%	1.40%	0.00%	0.52%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Cash	0.81%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.81%

Industry Totals	100.00%	6.42%	3.64%	14.82%	20.26%	9.63%	8.24%	6.08%	22.57%	4.50%	3.03%	0.00%	0.81%

Table may not cross foot due to rounding.

INVESTMENT ENVIRONMENT AND STRATEGY:

Our conversations with companies worldwide indicate mixed economic progress. Some industries and countries are stabilizing, while others experience only sparse improvement. Inventory cycles appear ambiguous. Economic growth remains modest to stagnant in developing countries, while emerging market demand appears strong and sustainable. Yet, uneven growth projections portend economic uncertainty – and the consequential market volatility – over the next few quarters.

Concerned about uneven economic growth, we are attempting to reduce portfolio exposure to countries or sectors facing a protracted recovery. Over the past few years, we have made a conscious effort to minimize portfolio risk, increasing “defensive” positions in energy, utilities and healthcare to better balance the portfolio and reduce cyclical exposure.

Benefitting from normalized market volatility, the Fund may harvest gains in the more cyclical holdings, hold cash as a buffer, and reinvest in new purchases when the markets undervalue fundamentally-strong stocks. Maintaining this buy/sell discipline over these past six months proved advantageous, and we intend to continue executing this strategy in an effort to secure admirable returns in a recovery.

4

POLARIS GLOBAL VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2010

As always, we welcome your questions and comments.

Sincerely,

Bernard R. Horn, Jr.

Portfolio Manager

The Fund invests in securities of foreign issuers, including issuers located in countries with emerging capital markets. Investments in such securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. Fund performance includes reinvestment of dividends and capital gains. During the period, some of the Fund’s fees were waived or expenses reimbursed. In the absence of these waivers and reimbursements, performance figures would be lower.

On June 1, 1998, a limited partnership managed by the adviser reorganized into the Fund. The predecessor limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund. The Fund’s performance for the periods before June 1, 1998 is that of the limited partnership and includes the expenses of the limited partnership. If the limited partnership’s performance had been readjusted to reflect the second year expenses of the Fund, the Fund’s performance for all the periods would have been lower. The limited partnership was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.

As of June 30, 2010, the Fund’s top 20 equity holdings and the percentages they represent in the Fund’s portfolio market value are as follows:

Issuer	Percentage of Total Net Assets
Southwest Bancorp, Inc.	2.73%
Mac-Gray Corp.	2.47%
Kone Oyj, Class B	2.27%
Trevi Finanziaria SpA	2.13%
Technip SA	2.03%
Greencore Group PLC	1.98%
Symrise AG	1.97%
Smurfit Kappa Group PLC	1.97%
The J.M. Smucker Co.	1.87%
Tognum AG	1.86%
AMETEK, Inc.	1.84%

5

POLARIS GLOBAL VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2010

Issuer	Percentage of Total Net Assets
BASF SE	1.76%
Andritz AG	1.76%
H.J. Heinz Co.	1.70%
Christian Dior SA	1.64%
Praxair, Inc.	1.58%
Methanex Corp.	1.57%
Ameris Bancorp	1.55%
Thai Oil PCL	1.52%
Samsung Electronics Co., Ltd	1.52%

The MSCI World, EAFE, and USA Indexes, net dividends reinvested measures the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The MSCI World Index is unmanaged and does include the reinvestment of dividends, net of withholding taxes. One cannot invest directly in an index or an average.

The views in this letter were those of the Fund manager as of June 30, 2010, and may not reflect the views of the manager on the date this letter is published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investment and do not constitute investment advice.

Before investing, you should carefully consider the Fund’s investment objectives, risks, charges and expenses. This and other information is in the prospectus, a copy of which may be obtained by calling (888) 263-5594 or visit the Fund’s website at www.polarisfunds.com. Please read the prospectus carefully before you invest.

Foreside Fund Services, LLC, is the Fund’s Distributor.

Historical Calendar Year Annual Returns (years ended December 31)

	Polaris Global Value Fund	MSCI World Index		Polaris Global Value Fund	MSCI World Index
2009	35.46%	29.99%	1999	16.50%	24.93%
2008	-46.19%	-40.71%	1998	-8.85%	24.34%
2007	-3.97%	9.04%	1997	34.55%	15.76%
2006	24.57%	20.07%	1996	23.34%	13.48%
2005	10.52%	9.49%	1995	31.82%	20.72%
2004	23.63%	14.72%	1994	-2.78%	5.08%
2003	47.06%	33.11%	1993	25.70%	22.50%
2002	3.82%	-19.89%	1992	9.78%	-5.23%
2001	2.21%	-16.82%	1991	17.18%	18.28%
2000	-5.82%	-13.18%	1990	-11.74%	-17.02%

6

POLARIS GLOBAL VALUE FUND

PERFORMANCE CHART AND ANALYSIS

JUNE 30, 2010

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Polaris Global Value Fund (the “Fund”) compared with the performance of the benchmark Morgan Stanley Capital International World Index (“MSCI World Index”), over the past ten fiscal periods. The MSCI World Index measures the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The total return of the MSCI World Index includes reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the MSCI World Index does not include expenses. The Fund is professionally managed while the MSCI World Index is unmanaged and is not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance please call (888) 263-5594. Shares redeemed or exchanged within 180 days of purchase will be charged a 1.00% redemption fee. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 1.46%. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

Annual Total Return as of 06/30/10	One Year	Five Year	Ten Year
Polaris Global Value Fund	17.99%	(1.75)%	5.68%
MSCI World Index	10.20%	0.06%	(1.02)%

Investment Value on 06/30/10
Polaris Global Value Fund	$17,373
MSCI World Index	$9,021

7

POLARIS GLOBAL VALUE FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2010

Shares	Security Description	Value
Common Stock – 99.3%
Australia – 1.4%
36,402	BHP Billiton, Ltd., ADR	$2,256,560

Austria – 1.8%
51,132	Andritz AG	2,876,231

Belgium – 1.9%
20,044	KBC Groep NV(a)	780,301
26,316	Solvay SA, Class A	2,258,107

		3,038,408

Canada – 1.6%
130,137	Methanex Corp.	2,561,054

Finland – 4.0%
92,618	Kone Oyj, Class B	3,710,329
38,520	Konecranes Oyj	1,012,269
95,793	YIT Oyj	1,731,336

		6,453,934

France – 5.0%
27,765	Christian Dior SA	2,684,278
22,254	Imerys SA	1,146,496
57,050	Technip SA	3,320,746
62,939	Transgene SA(a)	1,065,964

		8,217,484

Germany – 10.4%
52,100	BASF SE	2,879,713
36,300	Demag Cranes AG	1,109,736
51,400	Hannover Rueckversicherung AG	2,218,763
18,900	Muenchener Rueckversicherungs AG	2,387,455
154,900	Symrise AG	3,225,813
161,700	Tognum AG	3,043,138
38,450	Wincor Nixdorf AG	2,162,854

		17,027,472

India – 2.0%
16,500	Infosys Technologies, Ltd., ADR	988,515
23,700	State Bank of India, GDR	2,349,334

		3,337,849

Ireland – 5.2%
7,885	Anglo Irish Bank Corp., Ltd.(a)(b)	–
99,553	CRH PLC	2,080,508
2,054,454	Greencore Group PLC	3,240,852
397,293	Smurfit Kappa Group PLC(a)	3,222,022

		8,543,382

Shares	Security Description	Value
Italy – 2.1%
240,350	Trevi Finanziaria SpA	$3,488,735

Japan – 7.9%
132,100	Asahi Breweries, Ltd.	2,251,594
96,600	Culture Convenience Club Co., Ltd.	454,511
347,320	Iino Kaiun Kaisha, Ltd.	1,767,732
74,900	Kansai Electric Power Co., Inc.	1,830,672
356	KDDI Corp.	1,709,235
52,416	MEIJI Holdings Co., Ltd.	2,157,940
418,000	Nippon Yusen KK	1,545,959
643,000	Showa Denko KK	1,178,149

		12,895,792

Norway – 1.4%
160,227	Camillo Eitzen & Co. ASA(a)	270,830
209,496	DnB NOR ASA	2,032,910

		2,303,740

South Africa – 1.9%
1,978,605	Metorex, Ltd.(a)	850,736
64,070	Sasol, Ltd.	2,292,329

		3,143,065

South Korea – 2.5%
3,927	Samsung Electronics Co., Ltd.	2,487,385
12,468	SK Telecom Co., Ltd.	1,637,620

		4,125,005

Sweden – 5.6%
43,871	Autoliv, Inc.(a)	2,099,227
329,200	Duni AB, Class A	2,216,522
146,002	Investor AB, Class B	2,378,020
99,400	Svenska Handelsbanken AB, Class A	2,450,150

		9,143,919

Switzerland – 1.5%
49,600	Novartis AG	2,420,522

Thailand – 1.5%
1,825,650	Thai Oil PCL	2,494,134

United Kingdom – 6.1%
1,409,202	Barratt Developments PLC(a)	1,996,004
192,537	BBA Aviation PLC	527,298
262,648	Bellway PLC	2,415,361
1,436,273	Lloyds TSB Group PLC(a)	1,152,368
359,146	Persimmon PLC(a)	1,878,101
5,090,040	Taylor Wimpey PLC(a)	2,004,686

		9,973,818

See Notes to Financial Statements.

8

POLARIS GLOBAL VALUE FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2010

Shares	Security Description	Value
United States – 35.5%
69,100	Allete, Inc.	$2,365,984
262,650	Ameris Bancorp(a)	2,537,199
74,906	AMETEK, Inc.	3,007,476
152,404	Astoria Financial Corp.	2,097,079
223,718	Brooks Automation, Inc.(a)	1,729,340
169,774	Colony Bankcorp, Inc.(a)	1,116,264
33,317	General Dynamics Corp.	1,951,044
64,400	H.J. Heinz Co.	2,783,368
73,547	Independent Bank Corp.	1,815,139
112,063	International Bancshares Corp.	1,870,332
363,060	Mac-Gray Corp.	4,044,488
77,082	Marathon Oil Corp.	2,396,479
36,344	NextEra Energy, Inc.	1,772,133
52,400	People’s Bancorp, Inc.	759,800
34,049	Praxair, Inc.	2,587,384
31,500	Quest Diagnostics, Inc.	1,567,755
88,523	Questcor Pharmaceuticals, Inc.(a)	903,820
335,997	Southwest Bancorp, Inc.	4,465,400
44,200	The Chubb Corp.	2,210,442
50,800	The J.M. Smucker Co.	3,059,176
42,282	Toro Co.	2,076,892
71,184	UnitedHealth Group, Inc.	2,021,626
129,700	Univest Corp. of Pennsylvania	2,246,404

Shares	Security Description	Value
United States – (continued)
57,551	Verizon Communications, Inc.	$1,612,579
111,738	Webster Financial Corp.	2,004,580
40,500	WellPoint, Inc.(a)	1,981,665
29,174	WESCO International, Inc.(a)	982,289

		57,966,137

Total Common Stock (Cost $210,774,281)		162,267,241

Principal Amount
Short-Term Investments – 0.0%
Certificates of Deposit – 0.0%
$31,265	Middlesex Federal Savings Bank, 2.00%, 11/26/11	31,265
31,523	Stoneham Savings Bank, 1.50%, 11/24/11	31,523

Total Certificates of Deposit (Cost $62,788)		62,788

Total Short-Term Investments
	(Cost $62,788)	62,788

Total Investments – 99.3%
	(Cost $210,837,069)*	162,330,029
Other Assets and Liabilities, Net – 0.7%		1,136,416

Net Assets – 100.0%		$163,466,445

ADR	American Depository Receipt
GDR	Global Depository Receipt
PCL	Public Company Limited
PLC	Public Limited Company
(a)	Non–income producing security.
(b)	Security fair valued in accordance with procedures adopted by the Board of Trustees.
At the period end, the value of these securities amounted to $0 or 0.00% of net assets.

*	Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized depreciation consists of:

Gross Unrealized Appreciation	$12,764,051
Gross Unrealized Depreciation	(61,271,091)

Net Unrealized Depreciation	$(48,507,040)

See Notes to Financial Statements.

9

POLARIS GLOBAL VALUE FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2010

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to Note 2—Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments At Value:
Common Stock
Australia	$2,256,560	$–	$–	$2,256,560
Austria	2,876,231	–	–	2,876,231
Belgium	3,038,408	–	–	3,038,408
Canada	2,561,054	–	–	2,561,054
Finland	6,453,934	–	–	6,453,934
France	8,217,484	–	–	8,217,484
Germany	17,027,472	–	–	17,027,472
India	3,337,849	–	–	3,337,849
Ireland	8,543,382	–	–	8,543,382
Italy	3,488,735	–	–	3,488,735
Japan	12,895,792	–	–	12,895,792
Norway	2,303,740	–	–	2,303,740
South Africa	3,143,065	–	–	3,143,065
South Korea	4,125,005	–	–	4,125,005
Sweden	9,143,919	–	–	9,143,919
Switzerland	2,420,522	–	–	2,420,522
Thailand	–	2,494,134	–	2,494,134
United Kingdom	9,973,818	–	–	9,973,818
United States	57,966,137	–	–	57,966,137
Certificates of Deposit	–	62,788	–	62,788

Total Investments at Value:	$159,773,107	$2,556,922	$–	$162,330,029

PORTFOLIO HOLDINGS

% of Total Investments

Financials	22.7%
Industrials	20.4%
Materials	15.0%
Consumer Discretionary	9.7%
Consumer Staples	8.3%
Energy	6.5%
Health Care	6.1%
Information Technology	4.5%
Utilities	3.7%
Telecommunication Services	3.1%
Short-Term Investments	0.0%

Total	100.0%

See Notes to Financial Statements.

10

POLARIS GLOBAL VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2010

ASSETS
Total investments, at value (Cost $210,837,069)	$162,330,029
Cash	2,037,495
Foreign currency (Cost $83,646)	83,872
Receivables:
Fund shares sold	7,260
Interest and dividends	396,095
Trustees fees and expenses	140
Prepaid expenses	20,370

Total Assets	164,875,261

LIABILITIES
Payables:
Fund shares redeemed	327,361
Investment securities purchased	865,226
Accrued Liabilities:
Investment adviser fee	139,698
Fund service fees	62,024
Compliance services fees	2,988
Other expenses	11,519

Total Liabilities	1,408,816

NET ASSETS	$163,466,445

COMPONENTS OF NET ASSETS
Paid-in capital	$325,122,811
Undistributed net investment income	3,513,646
Accumulated net realized loss on investments and foreign currency transactions	(116,654,046)
Net unrealized depreciation on investments and foreign currency translations	(48,515,966)

NET ASSETS	$163,466,445

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE Based on net assets of $163,466,445 and 14,571,209 shares outstanding at $0.000 par value (unlimited shares authorized)	$11.22

See Notes to Financial Statements.

11

POLARIS GLOBAL VALUE FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2010

INVESTMENT INCOME
Dividend income (net of foreign withholding taxes $326,092)	$2,791,092
Interest income	17,392

Total Investment Income	2,808,484

EXPENSES
Investment adviser fees	938,833
Fund service fees	259,805
Custodian fees	19,138
Professional fees	26,796
Registration fees	8,237
Trustees’ fees and expenses	3,054
Compliance services fees	23,030
Miscellaneous expenses	27,752

Total Expenses	1,306,645
Fees waived	(9,577)

Net Expenses	1,297,068

NET INVESTMENT INCOME	1,511,416

NET REALIZED AND UNREALIZED GAIN (LOSS)

Net Realized Gain (Loss) on:
Investments	(8,310,282)
Foreign currency transactions	(20,311)
Written options	37,188

Net Realized Loss	(8,293,405)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	263,431
Foreign Currency Translations	(8,859)

Net Change in Unrealized Appreciation (Depreciation)	254,572

NET REALIZED AND UNREALIZED LOSS	(8,038,833)

DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,527,417)

See Notes to Financial Statements.

12

POLARIS GLOBAL VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2010	Year Ended December 31, 2009
OPERATIONS
Net investment income	$1,511,416	$1,530,893
Net realized loss	(8,293,405)	(61,717,796)
Net change in unrealized appreciation (depreciation)	254,572	107,975,488

Increase (Decrease) in Net Assets Resulting from Operations	(6,527,417)	47,788,585

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	–	(20,598)

Total Distributions to Shareholders	–	(20,598)

CAPITAL SHARE TRANSACTIONS
Sale of shares	8,685,700	17,990,755
Reinvestment of distributions	–	20,598
Redemption of shares	(30,118,196)	(50,652,983)
Redemption fees	28,749	8,622

Decrease from Capital Share Transactions	(21,403,747)	(32,633,008)

Increase (Decrease) in Net Assets	(27,931,164)	15,134,979

NET ASSETS
Beginning of period	191,397,609	176,262,630

End of period(a)	$163,466,445	$191,397,609

SHARE TRANSACTIONS
Sale of shares	712,780	1,750,618
Reinvestment of distributions	–	2,742
Redemption of shares	(2,453,710)	(5,790,642)

Decrease in Shares	(1,740,930)	(4,037,282)

(a) Amount includes undistributed net investment income	$3,513,646	$2,002,230

See Notes to Financial Statements.

13

POLARIS GLOBAL VALUE FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period:

	Six Months Ended June 30, 2010		Year Ended
			December 31, 2009	December 31, 2008	December 31, 2007	December 31, 2006	December 31, 2005
NET ASSET VALUE, Beginning of Period	$11.73		$8.66	$17.51	$19.98	$16.20	$14.80

INVESTMENT OPERATIONS
Net investment income(a)	0.10		0.09	0.25	0.20	0.17	0.19
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	(0.61)		2.98	(8.41)	(0.94)	3.80	1.36

Total from Investment Operations	(0.51)		3.07	(8.16)	(0.74)	3.97	1.55

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	–		– (b)	(0.31)	(0.26)	(0.16)	(0.16)
Net realized gain on investments, options and foreign currency transactions	–		–	(0.38)	(1.49)	(0.04)	–

Total Distributions to Shareholders	–		–	(0.69)	(1.75)	(0.20)	(0.16)

REDEMPTION FEE(a)	–	(b)	– (b)	– (b)	0.02	0.01	0.01

NET ASSET VALUE, End of Period	$11.22		$11.73	$8.66	$17.51	$19.98	$16.20

TOTAL RETURN	(4.35	)%(c)	35.46%	(46.19)%	(3.97)%	24.57%	10.52%
RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$163,466		$191,398	$176,263	$602,703	$608,053	$280,580
Ratios to Average Net Assets:
Net investment income	1.61	%(d)	0.91%	1.74%	0.99%	0.93%	1.23%
Net expenses	1.38	%(d)	1.45%	1.43%	1.19%	1.23%	1.29%
Gross expenses(e)	1.39	%(d)	1.46%	1.43%	1.19%	1.23%	1.30%
PORTFOLIO TURNOVER RATE	5	%(c)	22%	16%	46%	5%	10%

(a)	Calculated based on average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

14

POLARIS GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2010

Note 1. Organization

The Polaris Global Value Fund (the “Fund”) is diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. As of June 30, 2010, the Trust had twenty-two investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. The Fund commenced operations June 1, 1998 after it acquired the net assets of Global Value Limited Partnership (the “Partnership”), in exchange for Fund shares. The Partnership commenced operations on July 31, 1989. The Fund seeks capital appreciation.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and asked prices provided by independent pricing services. Debt securities may be valued at prices supplied by a Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Forward currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Exchange-traded options for which there were no sales reported that day are generally valued at the mean of the last bid and asked prices. Options not traded on an exchange are generally valued at broker-dealer bid quotation. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical assets

15

POLARIS GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2010

Level 2 – other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of June 30, 2010, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium and discount is amortized and accreted in accordance with GAAP. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Foreign Currency Transactions – The Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Fund may use forward currency contracts to facilitate transactions in foreign securities and to manage the Fund’s foreign currency exposure. These contracts are intrinsically valued daily based on forward rates, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of net asset value. Due to the risk associated with these transactions, the Fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its net asset value.

The volume of open currency positions may vary on a daily basis as the Fund transacts currency contracts in order to achieve the exposure desired by the adviser. During the six months ended June 30, 2010, the Fund

16

POLARIS GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2010

entered into an aggregated total notional value of $19,456,424 on forward currency contracts. Additionally, the Fund entered into a total value of $6,416,970 on spot currency contracts for the six months ended June 30, 2010.

Options – When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

The volume of open positions may vary on a daily basis as the Fund transacts written options in order to achieve the exposure desired by the adviser. The Fund entered into a total value of $37,188 on written options for the six months ended June 30, 2010.

Transactions in options written during the six months ended June 30, 2010, were as follows:

Calls
	Number of Contracts	Premiums
Options Outstanding, December 31, 2009	–	$–
Options written	633	37,188
Options terminated in closing transactions	–	–
Options exercised	–	–
Options expired	(633)	(37,188)

Options Outstanding, June 30, 2010	–	$–

Derivatives Transactions – The Fund’s use of derivatives during the period ended June 30, 2010, was limited to forward currency contracts and written options. Following is a summary of how the derivatives are treated in the financial statements and their impact on the Fund.

There were no open derivatives on June 30, 2010, and thus there was no disclosure on the Statement of Assets and Liabilities.

17

POLARIS GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2010

Realized and unrealized gains and losses on derivatives contracts entered into during the period ended June 30, 2010, by the Fund are recorded in the following locations in the Statement of Operations:

Contract Type/ Primary Risk Exposure	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Equity Contracts	Realized Gain (Loss) – Written options	$37,188	$–
Forward Currency Contracts	Realized Gain (Loss) – Foreign currency transactions	140,238	–

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

As of June 30, 2010, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s federal tax returns filed in the three-year period ended December 31, 2009, remain subject to examination by the Internal Revenue Service.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Redemption Fees – A shareholder who redeems or exchanges shares within 180 days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

18

POLARIS GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2010

Note 3. Advisory Fees, Servicing Fees and Other Transactions

Investment Adviser – Polaris Capital Management, LLC (the “Adviser”), is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund’s average daily net assets.

Shareholder Service Plan – The Trust has adopted a shareholder service plan for the Fund under which the Fund may reimburse the Fund’s administrator for amounts paid by the administrator for providing shareholder service activities that are not otherwise provided by the Transfer Agent. The Fund’s administrator may make such payments to various financial institutions, including the Adviser, that provide shareholder servicing to their customers invested in the Fund in amounts of up to 0.25% annually of the average daily net assets of the shares held by such customers. During the six months ended June 30, 2010, the Fund did not make any payments under the Shareholder Service Plan.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor receives no compensation from the Fund for its distribution services. The Distributor is not affiliated with the Adviser or with Atlantic Fund Administration, LLC (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, and transfer agency services to the Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $40,000 for service to the Trust ($60,000 for the Chairman). In addition, the Chairman receives a monthly stipend of $500 to cover certain expenses incurred in connection with his duties to the Trust. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4. Fees Waived

During the period, certain fund service providers have voluntarily agreed to waive a portion of their fees. These voluntary waivers may be reduced or eliminated at any time. For the six months ended June 30, 2010, fees waived were $9,577.

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments for the six months ended June 30, 2010, were $9,900,640 and $31,153,412, respectively.

19

POLARIS GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2010

Note 6. Federal Income Tax and Investment Transactions

As of December 31, 2009, distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed Ordinary Income	$2,012,834
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency	(50,564,444)
Capital and Other Losses	(106,577,339)

Total	$(155,128,949)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and investments in passive foreign investment companies.

For tax purposes, the prior year post-October loss was $6,172,500 (realized during the period November 1, 2009, through December 31, 2009). This loss was recognized for tax purposes on the first business day of the Fund’s fiscal year, January 1, 2010.

Note 7. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 clarifies existing disclosure and requires additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required. Management is currently evaluating the impact ASU No. 2010-06 will have on financial statement disclosures.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact and the Fund has had no such events.

20

POLARIS GLOBAL VALUE FUND

ADDITIONAL INFORMATION

JUNE 30, 2010

Investment Advisory Agreement Approval

At the March 19, 2010 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement pertaining to the Fund (the “Advisory Agreement”). In evaluating the Advisory Agreement for the Fund, the Board reviewed materials furnished by the Adviser and Atlantic, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser, including information on the investment performance of the Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Fund; (3) the advisory fee and the total expense ratio of the Fund compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee would enable the Fund’s investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of Services

In connection with a presentation from senior representatives of the Adviser and a discussion of the Adviser’s personnel, operations and financial condition, the Board considered the quality of services provided by the Adviser under the Advisory Agreement between the Trust and the Adviser. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal investment responsibility for the Fund’s investments as well as the investment philosophy and decision-making processes of those professionals and the capability and integrity of the Adviser’s senior management and staff. In this regard, the Board considered, among other things, the adequacy of the Adviser’s resources and quality of services provided by the Adviser under the Advisory Agreement.

The Board also considered the quality of the Adviser’s services with respect to regulatory compliance and compliance with client investment policies and restrictions; and the financial condition and operational stability of the Adviser. The Board noted the Adviser’s representation that the firm is financially stable and able to provide investment advisory services to the Fund.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Costs of Services and Profitability

The Board considered information provided by the Adviser regarding its costs of services and its profitability with respect to the Fund. In this regard, the Board considered the Adviser’s resources devoted to the Fund as well as the Adviser’s assessment of costs and profitability. Based on the foregoing and all other relevant facts, the Board concluded that the Adviser’s profits attributable to management of the Fund were not excessive in light of the services provided by the Adviser on behalf of the Fund.

Performance

In connection with a presentation by the Adviser regarding its approach to managing the Fund, the Board considered the Fund’s performance. The Board considered the Fund’s performance over the 1-year, 3-year and

21

POLARIS GLOBAL VALUE FUND

ADDITIONAL INFORMATION

JUNE 30, 2010

since inception periods ended December 31, 2009, noting that the Fund had outperformed its benchmark over the one-year and since inception periods but underperformed its benchmark for the 3-year period. Given, among other things, the relatively volatile market during the last year and the Fund’s performance during that period, the Board concluded that the Fund’s performance was reasonable relative to its peers and benchmark and that the Fund and its shareholders could benefit from the Adviser’s management of the Fund.

Compensation

The Board considered the Adviser’s compensation for providing advisory services to the Fund and analyzed comparative information on fee rates, expenses and performance of similar mutual funds. The Board noted that the Adviser’s actual advisory fee rate and the Fund’s actual total expense ratio were higher than each of the relevant medians of the Fund’s Lipper Inc. peer group. Under the circumstances, however, including the Fund’s performance history, the Board concluded that the Adviser’s advisory fee rate charged to the Fund was reasonable in light of the services it provides to the Fund.

Economies of Scale

The Board considered whether the Fund would benefit from any economies of scale. The Board noted the Adviser’s representation that in the future may experience economies of scale in connection with the provision of services to the Fund, but is not contemplating breakpoints or changes in fees based on economies of scale at this time. Based on, among other things, the size of the Fund, the Board concluded that it would not be necessary to consider the implementation of fee breakpoints at this time.

Other Benefits

The Board noted the Adviser’s representation that the Adviser does not expect to receive any kind of benefit or compensation from its relationship with the Fund, other than its contractual advisory fees. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor to consider in approving the continuation of the Advisory Agreement.

Conclusion

The Board reviewed a memorandum from Trust counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of its reasonable business judgment.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (888) 263-5594 and on the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (888) 263-5594 and on the SEC’s website at www.sec.gov.

22

POLARIS GLOBAL VALUE FUND

ADDITIONAL INFORMATION

JUNE 30, 2010

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2010, through June 30, 2010.

Actual Expenses – The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees and exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000.00	$956.52	$6.69	1.38%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$6.90	1.38%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

23

SEMI-ANNUAL REPORT

June 30, 2010

(Unaudited)

http://www.polarisfunds.com

(888) 263-5594

INVESTMENT ADVISER

Polaris Capital Management, LLC

125 Summer Street

Boston, MA 02110

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

www.foreside.com

TRANSFER AGENT

Atlantic Fund Administration, LLC

P.O. Box 588

Portland, ME 04112

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management and other information.

225-SAR-0610

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	Included as part of report to stockholders under Item 1.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Registrant does not accept nominees to the board of directors from shareholders.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds

By	/s/ STACEY E. HONG
Stacey E. Hong, Principal Executive Officer

Date 8/16/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ STACEY E. HONG
Stacey E. Hong, Principal Executive Officer

Date 8/16/10

By	/s/ KAREN SHAW
Karen Shaw, Principal Financial Officer

Date 8/16/10